BANK OF OKLAHOMA N.A.

Bank of Oklahoma Tower
P.O. Box 2300
Tulsa, Oklahoma 74192




June 30, 1997



Kenneth A. Chymiak
Vice President
DRK Enterprises, Inc. dba Tulsat
1605 E. Iola
Broken Arrow, OK 74012

Dear Mr. Chymiak:

      This letter agreement amends and restates in its entirety that letter agreement dated July 8, 1996 and amended March 17,
1997 (as amended and restated the "Agreement"). Subject to the terms and conditions of this letter agreement ("Agreement"), Bank of Oklahoma, N.A. ("Lender") hereby agrees to lend to DRK Enterprises, Inc., an Oklahoma corporation, the aggregate principal sum of Three Million One Hundred Forty-Four Thousand Four Hundred Forty-One and 83/100 Dollars ($3,144,441.83) composed of the following:

     (A)  a term loan in the current principal sum of $644,441.83
     ("Term Note") with a maturity date of August 17, 1999; and

     (B) a revolving line of credit ("Line") in the principal sum of $2,500,000.00 (the "Commitment") which the Borrower may borrow, repay and reborrow from time to time, subject to the Borrowing Base limitation as set forth below, until the earlier of (i) June 30, 1998, or (ii) the date upon which Lender accelerates Borrower's obligation after an Event of Default, as defined below (the "Commitment Termination Date").

The rate of interest on the Line shall be Chase Manhattan Prime. "Chase Manhattan Prime" is the fluctuating prime rate of interest announced by The Chase Manhattan Bank from time to time at its New York, New York office for the guidance of its loan officers; it is not necessarily the lowest rate of interest The Chase Manhattan Bank is charging its customers. The rate of interest on the Term shall be eight and one-quarter percent (8.25%) per annum fixed.

1.   The Term Note

     1.1 Subject to the terms and conditions of this Agreement, the Lender has previously agreed to and has loaned to Borrower the original principal sum of $651,750.00 pursuant to the terms of a promissory note maturing August 17, 1999, with a current outstanding principal balance of $644,441.83; a copy of the promissory note is attached hereto as Exhibit "A-1", (which together with any extensions, renewals and changed in form thereof, is hereafter referred to as "Term Note").

2.   The Note and the Borrowing Base

     2.1 Subject to the terms and conditions of this Agreement, the Lender agrees to lend Borrower such amounts up to the maximum of $2,500,000.00 as Borrower may from time to time request as evidenced by a promissory note, in the form attached hereto Exhibit "A-2", maturing on June 30, 1998, (which, together with any extensions, renewals and changes in form thereof, is hereinafter referred to as the "Line Note", or individually and collectively with the "Term Note" as the "Notes"), provided that the aggregate principal balance at any time outstanding under the Line Note shall not exceed the lesser of (i) the Commitment or (ii) the sum of the following:

          2.1.1   An  amount  equal to 80% of Qualified  Accounts
          Receivable (as hereafter defined); plus

          2.1.2 An amount equal to the lesser of (i) 50% of Qualified Inventory or (ii) $1,250,000.00.

     2.2 In connection with the determination of the above formula (hereafter the "Borrowing Base"), the Borrower shall furnish a completed Borrowing Base Certificate in the form of Exhibit "B" attached hereto effective as of the end of each month for each month that the Line Note is outstanding, which Borrowing Base Certificate shall be delivered to the Lender by the 15th day of the following calendar month. Qualified Accounts Receivable data that are reported on the Borrowing Base Certificate shall be current as of the last business day of the preceding calendar month. Qualified Inventory shall be valued according to book value as of the most recent month end, in a form satisfactory to Lender

     2.3 Notwithstanding the face amount of the Line Note, the aggregate principal balance outstanding under the Line Note at any given time shall be the aggregate of all advances theretofore made by Lender, less all payments of principal theretofore received by Lender on the Line Note. The Line
     Note  is  subject to the terms of this Agreement.  The  Line
     Note and this Agreement set forth only one obligation (and not two separate obligations) to repay amounts advanced by Lender and to pay interest thereon. Principal and interest shall be payable as set forth in the Line Note and in this Agreement. The Line Note is a renewal.

     2.4    In  connection  with  the  Borrowing  Base  and   the
     determination thereof by the Lender, Borrower hereby agrees that:

          2.4.1 In the event the Lender shall make advances in excess of the Borrowing Base, any such advance shall, nevertheless, be secured pursuant to all Security
          Agreement (as defined below).

          2.4.2 Borrower will notify the Lender in writing promptly of any accounts receivable or inventory which originally were Qualified Accounts Receivable or Qualified Inventory but have ceased to remain as such within the definition of such terms.

          2.4.3 The Borrower will at all times maintain hereunder a Borrowing Base which will at least equal the sum of (i) the aggregate unpaid balance of all advances made under the Line Note plus (ii) the aggregate face amount of all outstanding Letters of Credit; and, if the Borrower fails to do so, the Borrower will immediately remit the amount necessary to reduce such aggregate unpaid balance to meet the aforesaid requirement.

3. Requests for Advances and Credit Extensions. Advances shall be made based. upon the following terms and conditions:

     3.1 For each Advance requested by Borrower, Borrower shall give notice in writing to Bank in the form and substance of the "Request for Advance" (each referred to herein as a "Request for Credit Extension" and collectively as "Requests for Credit Extensions") attached hereto as Exhibit "C", duly completed, dated and signed by an officer of Borrower designated in writing by Borrower as authorized to make Requests for Credit Extensions (or by telephone confirmed in writing in the foregoing manner). Any Request for Credit Extension for an Advance shall be received by Lender no later than 12:00 noon on the date on which the requested Advance is to be made. In consideration of Lender permitting Borrower to make Requests for Advances and Credit Extensions by telephone or by other non-written means, Borrower states that it is fully aware of the risks attendant thereto, and agrees to accept all such risks and to hold Lender harmless from any loss which Borrower may incur by reason of any such non-written request, other than such as result from Lender's gross negligence or its wanton disregard.

     3.2 After receiving a request for advance from Borrower, Lender shall deposit the amount of such advance to Borrower's demand deposit account with Lender, or otherwise pay out such funds as may be requested by Borrower; PROVIDED, HOWEVER, LENDER SHALL NOT BE OBLIGATED TO MAKE ANY ADVANCE (i) AFTER. THE COMMITMENT TERMINATION DATE, (ii) IF TO DO SO WOULD CAUSE THE AGGREGATE PRINCIPAL. BALANCE OUTSTANDING UNDER THE LINE NOTE TO EXCEED TIE BORROWING BASE, OR (iii) IF ANY EVENT OF DEFAULT (AS DEFINED BELOW), OR ANY EVENT WHICH WITH THE GIVING OF NOTICE OR THE PASSAGE OF TIME WOULD BECOME AN EVENT OF DEFAULT, HAS OCCURRED AND IS CONTINUING. BORROWER MAY FROM TDVIE TO TIME PREPAY WITHOUT PENALTY OR PREMIUM ALL OR ANY PART OF THE LINE NOTE. Amounts prepaid on the Note prior to the Commitment

     Termination Date shall (subject to the other provisions of this Agreement) be available for redrawing as one or more advances. Each request for an advance shall constitute a reaffirmation of all covenants, representations and warranties made by Borrower under this Agreement, the Line Note and the Security Agreement.

4.  Qualified Accounts Receivable

     The term "Qualified Accounts Receivable" as used herein means an account owing to the Borrower which meets the following specifications at the time it comes into existence and continues to meet the same until it is collected in full:

     4.1   The  account is due and payable not more  than  thirty
     (30) days from the date of the invoice and is not over ninety (90) days outstanding,

     4.2 The account debtor is not an officer, shareholder, employee, director or agent of the Borrower,

     4.3 The account arose from a bona fide outfight sale of goods by the Borrower or from the performance of services by the Borrower and the Borrower has possession of or has delivered to the Lender shipping and delivery receipts evidencing shipment of the goods, and, if representing services, the services have been fully performed for the respective account debtor.

     4.4 The account is not subject to, nor has the Borrower received notice of any claim, set-off, allowance or adjustment by the account debtor or any counterclaim, including but not limited to any claim, set-off, allowance or adjustment based upon any violation of or failure to comply with any applicable federal or state consumer credit law.

     4.5 The account debtor has not returned any of the goods from the sale of which the account arose.

     4.6 The account is not subject to any assignment, claim, lien or security interest of any character, or subject to any attachment, levy, garnishment or other judicial process, except the security interest in favor of the Lender.

     4.7 The account arose in the ordinary course of the Borrower's business, and no notice of bankruptcy, insolvency or adverse change in the financial condition of the account debtor has been received by Borrower.

     4.8    The   account  is  not  evidenced  by  judgment,   an
     instrument, or chattel paper.

     4.9 The account is not backed by a letter of credit covering goods which have not yet been shipped.

     4.10 The account debtor is not a State, Federal or foreign government agency, nor an agent acting for or on behalf of any State, Federal or foreign government.

     4.11   Not  more  than 5% of the face value of  the  account
     debtor's outstanding account receivables due and payable  to the  Borrower  shall have been outstanding for  ninety  (90)
     days or more.

     4.12   The  account  debtor's accounts to  Borrower  do  not
     exceed  $250,000.00 at any one time, Amounts  in  excess  of
     $250,000.00  shall  be  excluded  from  the  definition   of
     Qualified Accounts Receivable.

5.  Qualified Inventory

     The   term  "Qualified  Inventory"  as  used  herein   means
     inventory in the possession of Borrower and to which Borrower has title, excluding raw materials and work-in-process, valued at the lower of cost or market value, determined on a first-in-first-out basis. Qualified Inventory shall not include inventory which is, in Lender's good faith opinion, obsolete, slow moving or unmerchantable or inventory which Lender, in its sole good faith discretion, deems ineligible inventory, based on such considerations as Lender may from time to time deem appropriate including, without limitation, whether the inventory is subject to a perfected, first priority security interest in favor of Lender.

6.  Conditions Precedent

     Prior to funding the Commitment, the Borrower shall have satisfied the following conditions:

     6.1   Borrower shall execute and deliver to Lender the  Line
     Note.

     6.2 Lender shall have received a certified copy of the resolutions of Borrower's governing body authorizing the execution, delivery and performance of this Agreement, the Note, the Security Agreement, and such additional supporting documents as Lender or its counsel may reasonably request.

     6.3 Borrower shall execute and deliver to Lender a security agreement (the "Security Agreement") granting and assigning to Lender a fast and prior security interest in all of Borrower's rights in the following, whether now owned or acquired hereafter, and all proceeds thereof):

          6.3.1  inventory;

          6.3.2    accounts,   instruments,  documents,   general
          intangibles, and contract rights;

          6.3.3  equipment and fixtures;

          6.3.4  intellectual property rights;

          6.3.5 first and prior mortgages of the real property described on the attached Exhibit "E" (the "Premises");

          6.3.6  All proceeds of the foregoing.

     6.4 Borrower shall execute and deliver to Lender such financing statements and other documents and instruments as Lender may reasonably request pursuant to the Security
     Agreement.

     6.5 Lender shall have received in substance and form satisfactory to Lender all other certificates, affidavits, schedules, supplemental security agreements and other documents provided for or referred to herein, or which Lender may reasonably request.

     6.6 Borrower shall deliver to Lender a fully executed copy of a Guaranty Agreement in the form of Exhibit "D" attached hereto executed by each of the following persons: Kenneth Chymiak, Susan Chymiak, The Ken Chymiak Revocable Trust and the Susan Chymiak Revocable Trust, and David Chymiak (collectively, the "Guarantors"). Provided, however, that the guaranties shall be limited in amount (after application of all other amounts received from any source against indebtedness evidenced by the Note) as set forth in the guaranty agreements.

     6.7 Lender shall have received satisfactory original certificates of insurance as required by the Security Agreement. Such policies will be in a form, and written by companies, satisfactory to Lender. The certificates of coverage will be kept current by Borrower, and shall provide for thirty days notice to Lender of any cancellation or material change of such policies.

7.  Covenants

     Borrower, in addition to other terms, provisions, and covenants contained herein, and in the Note, Security
     Agreement or any other agreement between Borrower and Lender, agrees, represents and warrants as follows:

     7.1 Borrower will provide to Lender an unaudited balance sheet and operating statement prepared for internal use for each of its fiscal quarters, as well as audited financial statements for the period ending September 30, 1996 and each fiscal year thereafter. These statements will be provided within 45 days of the end of the applicable reporting quarterly period, except for the audited annual statement, which will be provided within 120 days of the end of the applicable fiscal year.

     7.2  Except as previously disclosed to Lender in writing:

          7.2.1 No material adverse change has occurred in Borrower's condition, financial or otherwise, since the date of the last annual financial statement submitted to Lender.

          7.2.2 The Borrower has not incurred, either in any single case or in the aggregate, any material liabilities or made any material investments or guarantees (direct or contingent) since the date of its last annual financial statement outside the ordinary course of business.

     7.3 Borrower will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence, rights, licenses, permits and franchises and comply with all laws and regulations applicable to Borrower.

     7.4 Borrower will duly discharge and pay all taxes, assessments and other governmental charges imposed on it or its properties, as well as all proper claims for labor, materials or supplies which if unpaid might by law become a lien or charge upon any property of Borrower.

     7.5 Borrower will not create or incur any indebtedness for borrowed money or become liable as surety, guarantor, accommodation endorser, or otherwise, for or upon the obligation of any person or entity in excess of $150,000.00 in the aggregate in any one fiscal year except: (a) trade debt incurred in the ordinary course of Borrower's business; or (b) obligations to the Lender.

     7.6 Borrower will at all times hereafter maintain a minimum net worth (after deduction of the outstanding principal balance of all loans to shareholders) of $3,000,000.00. Net worth shall be determined in accordance with generally accepted accounting principals, consistently applied, less notes receivable from shareholders.

     7.7 Borrower shall permit Lender to perform field audits of Borrower's books and records twice per year at a mutually agreeable time.

     7.8 Borrower will give Lender prompt notice of any material litigation affecting Borrower, any substantial dispute which may exist between Borrower and any governmental body or agency, any labor controversy resulting or threatening to result in a strike, or any event of default under the terms of this Agreement, the Note, the Security Agreement, or any other agreement between Borrower and Lender.

     7.9 Borrower has all material permits, licenses, certificates, consents and franchises necessary to carry on his business as now being conducted. All such permits, licenses, certificates, consents, and franchises are valid and current, and the Borrower is not in material violation thereof.

     7.10 To the best of the Borrower's knowledge, it has not violated any applicable statute, regulation or ordinance of the United States of America or any foreign country, or any state, municipality or any other jurisdiction, or of any agency thereof in any material respect adversely affecting the business, property, assets, operations, or condition, financial or otherwise, of Borrower. Borrower is using its best efforts to comply with all statutes, rules and regulations relating to environmental standards and controls in all jurisdictions where it is presently doing business.

     7.11 Borrower will not violate any term or condition of any of its loan agreements or other agreements with any other lender.

     7.12 The Borrower shall permit the representatives of the Lender to make reasonable inspections at any time during normal business hours of the Borrower's facilities, activities, books and records, and cause its officers and employees to give full cooperation and assistance in connection therewith.

     7.13 The Borrower shall not (1) merge or consolidate with any other entity, (2) sell, lease, transfer or otherwise dispose of any substantial part of its properties, or any part of its properties which are essential to the conduct of its business or operations, (3) make any material change in its name, structure or identity, or (4) enter into any agreement to do any of the, foregoing.

     7.14 No investigation at any time made by or on behalf of Lender will diminish Lender's right to, rely on Borrower's covenants, representations and warranties made herein. All statements contained in any certificate or other instrument delivered by or on behalf of Borrower under or pursuant to this Agreement or in connection with the transactions contemplated hereby shall constitute representations and warranties made by Borrower hereunder.

     7.15 At Lender's request, Borrower will promptly cure any defect in the issuance of the Notes or any other instruments or documents referred to herein, and immediately execute and deliver to Lender upon request all such other instruments as may from time to time be reasonably requested by Lender in compliance with or in accomplishment of Borrower's obligations under this Agreement or any other instruments or documents referred to herein, or correct any omission in any exhibits thereto, or to perfect any security interests or liens, make any recordings, file any notices, or obtain any consents, all as may be necessary or appropriate.

     7.16 Lender shall have received an appraisal on the Premises, pursuant to the Federal Financial Institution Reform Recovery Enforcement Act of 1989 (FIRREA TITLE XI). All costs associated with the Appraisal shall be paid by the borrower.

     7.17 Lender shall have received satisfactory original certificates of insurance as required by the Security Agreements. Such policies will be in a form, and written by companies, satisfactory to Lender. The certificates of coverage will be kept current by Borrower, and shall provide for thirty days notice to Lender of any cancellation or change of such policies.

     7.18 Lender shall have received either (i) satisfactory evidence that the Premises are not situated within an area identified by the Secretary of Housing and Urban Development or any other governmental agency as an area having special flood or mud slide hazards and that no flood insurance is
     required   by   any   regulations   governing   Lender,   or
     (ii) satisfactory policies of flood insurance.

8.  Warranties

     Borrower represents and warrants to the Lender that:

     8.1 Borrower is duly organized, legally existing and in good standing under the laws of the State of Oklahoma and to the best of its knowledge, Borrower is duly qualified as a corporation in all jurisdictions where it does business or owns or leases real estate except to the extent that failure to so qualify would not have a materially adverse affect on Borrower.

     8.2 The execution and delivery of this Agreement, the Note, the Security Agreement and all other agreements and instruments executed in connection herewith by Borrower and its performance of its obligations hereunder and thereunder
     (a) are within its enumerated powers; (b) are duly authorized by its governing body (and if necessary, its owners); (c) are not in contravention of any law or of the terms of its organizational documents nor of any provision, indenture, agreement or undertaking to which it or any of its property is bound; (d) do not require any consent or approval (including governmental) which has not been given;
     (e) do not contravene any statute, rule or regulation or any contractual or governmental restriction; (f) are not subject to the jurisdiction of any state or federal agency or regulatory authority; and (g) will not result in the imposition of liens, charges or encumbrances on any of Borrower's properties or assets other than those contemplated under this Agreement.

     8.3 This Agreement, the Notes, and all other documents executed and delivered by the Borrower to Lender are legal, valid and binding obligations of Borrower, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally.

     8.4 Subject to any limitation stated herein, any balance sheets, earnings statements and other financial data which have been or shall hereafter be furnished to Lender to induce it to make loans, do, or as to subsequent financial statements will, fairly represent the financial condition of Borrower as of the dates for which the same are furnished, have been prepared in accordance with generally accepted accounting principles consistently applied; reports and other papers and data furnished to Lender are and will be, at the time the same are so furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter.

     8.5 Except as previously disclosed to Lender in writing, there is not now pending against Borrower, nor to the knowledge of Borrower, is there threatened any litigation, legal or administrative proceeding, investigation or any other action of any nature against it or affecting it, the outcome of which might materially and adversely affect the financial condition or business of Borrower.

     8.6 Except as otherwise previously disclosed to Lender in writing, all collateral hypothecated to Lender is, and will be, owned by Borrower free and clear of all material liens, claims or encumbrances whatsoever, except for the rights herein granted to Lender hereto, and Borrower has good right to cause such collateral to be hypothecated to Lender as security for Borrower's obligations to the Lender.

     8.7 All tax returns required to be filed and all taxes shown thereon to be due, including interest and penalties, if any have been paid, or adequate reserves for the payment thereof have been provided.

9.  Costs and Expenses

     Borrower agrees to pay all costs, expenses and fees (including reasonable attorney fees) incurred by Lender in connection with the completion, implementation or enforcement of this Agreement, the Notes, or the Security Agreement.

10.  Events of Default

     In addition to, and notwithstanding, the terms of the Note or other instrument evidencing indebtedness from Borrower to Lender, the occurrence of any of the following events shall constitute an "Event of Default":

     10.l The nonpayment within 3 days of the scheduled due date due of any amount owed under the Note or the nonpayment within twenty (20) days of when due of any other sums payable by Borrower to Lender.

     10.2 The entry against Borrower or any Guarantor of any judgment in an amount of $75,000.00 or more on a claim not covered by insurance or which has not been stayed with appeal pending, or the entry against Borrower or any Guarantor of such judgments totaling in excess of $75,000.00 in any six (6) month period (unless discharged or released within twenty (20) days after entry of judgment).

     10.3 Borrower's or any Guarantor's application for or consent to the appointment of a receiver, trustee or liquidator of itself or of all or a substantial part of its assets, or to a general assignment for the benefit of its creditors.

     10.4 Borrower's or any Guarantor's failure or admission of an inability generally to pay its debts as they fall due.

     10.5 Borrower's or any Guarantor's filing of a voluntary petition in bankruptcy or of a petition or answer seeking reorganization or an arrangement with creditors or attempting  to  take  advantage of any  insolvency  law,  or
     Borrower's or any Guarantor's or Pledgor's admission (by answer, default or otherwise) of the material allegations of a petition filed against it in any bankruptcy, reorganization, arrangement or insolvency proceeding.

     10.6 The entry of any order, judgment or decree by any court of competent jurisdiction adjudicating Borrower or any Guarantor bankrupt or insolvent, or, (with or without Borrower's or any Guarantor's application, approval or consent) approving a petition seeking Borrower's or any Guarantor's reorganization or appointing a receiver, trustee, custodian or liquidator with respect to all or a substantial part of its assets.

     10.7    The   condemnation,  seizure  or  appropriation   of
     substantially all, or such as in Lender's good faith opinion
     constitutes  a  material  portion,  of  Borrower's  or   any
     Guarantor's assets.

     10.8 Borrower's voluntary or involuntary suspension of business for more than ten (10) Business Days in any thirty
     (30) day period.

     10.9 The existence of any default under any loan or similar agreement to which Borrower or any Guarantor is now or hereafter becomes a party, or of any other event pursuant to which any holder or holders of Borrower's or any Guarantor's indebtedness may declare the same due and payable, or Borrower's or any Guarantor's to pay any such indebtedness when due (or before the end of any grace or curative period provided with respect thereto).

     10.10 A notice of lien, levy, or assessment is filed or recorded with respect to all or a substantial part of the property pledged as collateral for the Notes or a lien, levy or assessment which relates to current taxes not yet due and payable and the applicable claim is not discharged or satisfied within 45 days of Borrower's actual or constructive knowledge of such filing or recordation; or all or a substantial part of the property pledged as collateral for the Notes is attached, seized, subjected to a writ or distress warrant, or is levied upon, or becomes within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors.

     10.11 The existence, in any warranty or representation made by Borrower or any Guarantor in connection with this Agreement, or any associated instrument or document, or in any financial statement or otherwise, of any materially false or misleading statement.

     10.12 The breach of, or default under, any covenant, agreement, term, condition, provision, representation or warranty contained in this Agreement, the Security Agreement or in any related instrument or document, but not specifically referred to in this Section, if breach or default is not cured within forty-five (45) days of its occurrence.

     Should an Event of Default occur, (i) Borrower shall be deemed to be in default under the terms of this Agreement and of the Security Agreement, and (ii) fender shall be entitled to the remedies set forth in the Notes and the Security Agreement, and all other remedies at law. Lender may treat any default under this Letter Agreement or the Notes as a default under any other agreement or note between Borrower and Lender.

11.  General Provisions

     11.1   No delay on the part of Lender or the holders of  the
     Note in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Notes shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance, for the specific purpose and for the specific time period for which given. No officer, agent or employee of Lender has authority to modify this agreement orally or to waive the provisions of this subsection.

     11.2 All notices, requests and demands shall be given in writing, or by telecopy confirmed in writing, at the following address or at such other address as any party may later designate for itself in writing to the other parties;

     Borrower:

     DRK Enterprises, Inc. dba Tulsat
     Attn: Kenneth A. Chymiak
     1605 E. Iola
     Broken Arrow, Ok 74012

     Lender:

     Bank of Oklahoma, N.A.
     Attn: Stephen R. Pattison
     P.O. Box 2300
     Tulsa, Ok 74192

     Such  notice  shall be effective when placed in  the  United
     States   mails,  postage  prepaid,  certified  mail,  return
     receipt requested or, if given by other means, when actually received.

     11.3 This Agreement shall be deemed executed, delivered and accepted in, and shall be governed by the internal laws (and not the law of conflicts) of, the State of Oklahoma. The Note shall be deemed an "instrument" and a "note" under
     Article 3 of the Uniform Commercial Code as enacted in Oklahoma.. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is, prohibited or invalid thereunder, it (or the invalid portion thereof) shall be ineffective to the extent only of such prohibition or invalidity, without invalidating the remainder of any such provision or of this Agreement, which shall be given effect the same as if the invalid provision had not been included. Borrower hereby waives all objections to venue and consents and submits to the jurisdiction of any state or federal court sitting in Tulsa, Oklahoma, or in any state or county in which real property securing the Note is located, in connection with any action instituted by the Lender by reason of or arising out of the execution, delivery or performance of this Agreement.

     11.4 Borrower shall not assign any of Borrower's rights and interests hereunder without the prior written consent of the Lender.

     11.5 All covenants, agreements, undertakings, indemnities, representations and warranties made herein shall survive until full and final payment of all obligations of Borrower and the Lender has no further Commitment, and, except as otherwise indicated, shall not be affected by any investigation made by any party.

     11.6 The parties have discussed this Agreement over a considerable time period. THIS AGREEMENT, TOGETHER WITH THE ASSOCIATED DOCUMENTS DESCRIBED HEREIN, CONSTITUTE THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE EXTENSIONS OF CREDIT DESCRIBED HEREIN. ALL DISCUSSIONS AND NEGOTIATIONS ARE MERGED INTO THIS AGREEMENT. LENDER HAS NOT MADE ANY ORAL AGREEMENTS, PROMISES, OR "SIDE DEALS".

If this Agreement meets with your approval, please sign below.

Very truly yours,


By:
     /S/Stephen R. Pattison
     -----------------------
     Stephen R. Pattison
Its: Senior Vice President



Agreed and Accepted this 7th day of July, 1997.

DRK Enterprises, Inc. dba Tulsat


By:  /S/Kenneth A. Chymiak
     ---------------------
     Kenneth A. Chymiak
Its: Vice President


"GUARANTORS"


/S/Kenneth A. Chymiak
---------------------
Kenneth A. Chymiak

/S/Kenneth A. Chymiak
-----------------------
Kenneth A. Chymiak, Trustee
for The Ken Chymiak Revocable
Trust dated March 4, 1992



/S/Susan C. Chymiak
-------------------
Susan C. Chymiak


/S/Susan C. Chymiak
-------------------
Susan C. Chymiak, Trustee
for the Susan Chymiak Revocable
Trust dated March 4, 1992



/S/David E. Chymiak
-------------------
David E. Chymiak

BANK OF OKLAHOMA N.A.

Bank of Oklahoma Tower
P.O. Box 2300
Tulsa, Oklahoma 74192




September 25, 1997



Kenneth A. Chymiak, Vice President
DRK Enterprises, Inc. dba Tulsat
1605 E. Iola
Broken Arrow, OK 74012

Dear Mr. Chymiak:

     This letter agreement shall constitute the first amendment to the amended and restated letter agreement dated June 30, 1997
(as amended September 25, 1997) by and between Bank of Oklahoma,
N.A. ("Lender") and DRK Enterprises, Inc., an Oklahoma corporation ("Borrower") (referred to hereafter as the "Agreement").

     WHEREAS, the Borrower has requested and the Lender has agreed to increase the Line from $2,500,000.00 to $3,000,000.00.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     1. Subparagraph (B) of the preamble to the Agreement shall be amended to read as follows:

     (B) a revolving line of credit ("Line") in the principal sum of $3,000,000.00 (the "Commitment") which the Borrower may borrow, repay and reborrow from time to time, subject to the Borrowing Base limitation as set forth below, until the earlier of (i) June 30, 1998, or (ii) the date upon which Lender accelerates Borrower's obligation after an Event of Default, as defined below (the "Commitment Termination Date").

     2. Paragraph 2.1 of the Agreement shall amended to read as follows:

          2.1 Subject to the terms and conditions of this Agreement, the Lender agrees to lend Borrower such amounts up to the maximum of $3,000,000.00 as Borrower may from time to time request as evidenced by a promissory note, in the form attached hereto
          Exhibit "A-2", maturing on June 30, 1998, (which, together with any extensions, renewals and changes in form thereof, is hereinafter referred to as the "Line Note", or individually and collectively with the "Term Note" as the "Notes"), provided that the aggregate principal balance at any time outstanding under the Line Note shall not exceed the lesser of (i) the Commitment or (ii) the sum of the following:

          2.1.1  An amount equal to 80% of Qualified Accounts
          Receivable (as hereafter defined); plus

          2.1.2 An amount equal to the lesser of (i) 50% of Qualified Inventory or (ii) $1,500,000.

     3. Exhibit "A-2" of the Agreement is hereby replaced by the Exhibit "A-2" attached hereto.

     4. All other terms and conditions of this Agreement, including but not limited to the Security Agreements and Guaranty Agreements, shall remain in full force and effect.

     If the foregoing sets forth your agreement with the Lender, please so indicated by signing in the spaces provided below.

Sincerely,


By:  /S/ Marcus J. Short
     -------------------
     Marcus J. Short
Its: Vice President

Agreed and accepted this ___ day of ___________, 1997.

"Borrower"

DRK ENTERPRIESES, INC. DBA TULSAT


By: /S/Kenneth A. Chymiak
    ---------------------
     Kenneth A. Chymiak
Its: Vice President


"Guarantors"


/S/Kenneth A. Chymiak
---------------------
Kenneth A. Chymiak

/S/Kenneth A. Chymiak
-----------------------
Kenneth A. Chymiak, Trustee
for The Ken Chymiak Revocable
Trust dated March 4, 1992



/S/Susan C. Chymiak
-------------------
Susan C. Chymiak


/S/Susan C. Chymiak
-------------------
Susan C. Chymiak, Trustee
for the Susan Chymiak Revocable
Trust dated March 4, 1992



/S/David E. Chymiak
-------------------
David E. Chymiak

BANK OF OKLAHOMA N.A.

Bank of Oklahoma Tower
P.O. Box 2300
Tulsa, Oklahoma 74192




February 28, 1998



Kenneth A. Chymiak, Vice President
DRK Enterprises, Inc. dba Tulsat
1605 E. Iola
Broken Arrow, OK 74012

Dear Mr. Chymiak:

     This letter agreement shall constitute the second amendment to the amended and restated letter agreement dated June 30, 1997, as amended September 25, 1997 and February 28, 1998, by and
 .between Bank of Oklahoma, N.A. ("Lender") and DRK Enterprises, Inc., an Oklahoma corporation ("Borrower") (referred to hereafter as the "Agreement").

     WHEREAS, the Borrower has requested and the Lender has agreed to increase the Line from $3,000,000.00 to $3,500,000.00 and extend the maturity date to February 28, 1999.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     1. Subparagraph (B) of the preamble to the Agreement shall be amended to read as follows:

          (B) a revolving fine of credit ("Line") in the principal sum of $3,500,000.00 (the "Commitment") which the Borrower may borrow, repay and reborrow from time to time, subject to the Borrowing Base limitation as set forth below, until the earlier of (i) February 28, 1999, or (ii) the date upon which Lender accelerates Borrower' s obligation after an Event of Default, as defined below (the "Commitment Termination Date").

     2. Paragraph 2.1 of the Agreement shall amended to read as follows:

          2.l Subject to the terms and conditions of this Agreement, the Lender agrees to lend Borrower such amounts up to the maximum of $3,500,000.00 as Borrower may from tune to time request as evidenced by a promissory note, in the form attached hereto
          Exhibit "A-2", maturing on February 28, 1999, (which, together with any extensions, renewals and changes in form thereof, is hereinafter referred to as the "Line Note", or individually and collectively with the "Term Note" as the "Notes"), provided that the aggregate principal balance at any time outstanding under the Line Note shall not exceed the lesser of (i) the Commitment or (ii) the sum of the following:

               2.1.1  An amount equal to 80% of Qualified
               Accounts Receivable (as hereafter defined); plus

               2.1.2  An amount equal 25% of Qualified Inventory
               (the "Qualified Inventory Borrowing Base
               Limitation");

          and further provided that at no time may the amount attributable to the Qualified Inventory Borrowing Base
          Limitation exceed fifty percent (50%) of the Borrowing
          Base.

     3. Exhibit "A-2" of the Agreement is hereby replaced by the Exhibit "A-2" attached hereto.

     4. All other terms and conditions of this Agreement, including but not limited to the Security Agreements and Guaranty Agreements, shall remain in full force and effect.

     If the foregoing sets forth your agreement with the Lender, please so indicated by signing in the spaces provided below.

Sincerely,


By:  /S/ Marcus J. Short
     -------------------
     Marcus J. Short
Its: Vice President

Agreed and accepted this 4th day of March, 1998

"Borrower"

DRK ENTERPRISES, INC. DBA TULSAT


By: /S/Kenneth A. Chymiak
    ---------------------
     Kenneth A. Chymiak
Its: Vice President

"Guarantors"



/S/Kenneth A. Chymiak
---------------------
Kenneth A. Chymiak




/S/Kenneth A. Chymiak
-----------------------
Kenneth A. Chymiak, Trustee
for The Ken Chymiak Revocable
Trust dated March 4, 1992



/S/Susan C. Chymiak
-------------------
Susan C. Chymiak


/S/Susan C. Chymiak
-------------------
Susan C. Chymiak, Trustee
for the Susan Chymiak Revocable
Trust dated March 4, 1992



/S/David E. Chymiak
-------------------
David E. Chymiak

BANK OF OKLAHOMA N.A.

Bank of Oklahoma Tower
P.O. Box 2300
Tulsa, Oklahoma 74192




August 31, 1998



Kenneth A. Chymiak, Vice President
DRK Enterprises, Inc. d/b/a Tulsat
1605 E. Iola
Broken Arrow, OK 74012

Dear Mr. Chymiak:

     This letter agreement shall constitute the third amendment to the amended and restated letter agreement dated June 30, 1997, as amended September 25, 1997 and on February 28 (as amended, the "Agreement), 1998. by and between Bank of Oklahoma, N.A. ("Lender") and DRK Enterprises. Inc., an Oklahoma corporation ("Borrower").

     WHEREAS, the Borrower has requested and the Lender has agreed to increase the Line from $3,500,000.00 to $4,500,000.00, extend the maturity date to August 31, 1999, and amend the Qualified Inventory Borrowing Base percentage to 60% of the Borrowing; Base.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     1. Subparagraph (B) of the preamble to the Agreement shall be amended to read as follows:

          (B) a revolving line of credit ("Line") in the principal sum of $4,500,000.00 (the "Commitment") which the Borrower may borrow, repay and re-borrow from time to time, subject to the Borrowing Base limitation as set forth below, until the earlier of (i) August 31, or
          (ii) the date upon which Lender accelerates Borrower' s obligation after an Event of Default, as defined below (the "Commitment Termination Date").

     2. Paragraph 2.1 of the Agreement shall amended to read as follows:

          2.1 Subject to the terms and conditions of this Agreement, the Lender agrees to lend Borrower such amounts up to the maximum of $4,500,000.00 as Borrower may from time to time request as evidenced by a promissory note, in the form Attached hereto
          Exhibit "A-2", maturing on February 28, 1999, (which, together with any extensions, renewals and changes in form thereof, is hereinafter referred to as the "Line Note", or individually and collectively with the "Term Note" as the "Notes"), provided that the aggregate principal balance at any time outstanding under the Line Note shall not exceed the lesser of (i) the Commitment or (ii) the sum of the following:

               2.1.1  An amount equal to 80% of Qualified
               Accounts Receivable (as hereafter defined); plus

               2.1.2  An amount equal 25% of Qualified Inventory
               (the "Qualified Inventory Borrowing Base
               Limitation");

          Further provided that at no time may the amount attributable to the Qualified Inventory Borrowing Base
          Limitation exceed sixty percent (60%) of the Borrowing
          Base,

     3. The Exhibit "A-2" attached hereto hereby replaces exhibit "A-2" of the Agreement.

     4.  Paragraph 7.1 shall be amended to add the following:

     7.1 Borrower acknowledges that irrespective of Lender's previous waivers of the request that Borrower provide audited financial statements as provided herein paragraph, Borrower agrees to provide Lender audited financial statements for each fiscal year end within 120 days of the end of the applicable fiscal year.

     4. Paragraph 7.19 shall be added to the Agreement as follows:

     7.19 Until the indebtedness evidenced herein is equal to or less than the aggregate of $2,500,000.00, Borrower will furnish Lender with subordination of all owner's debt and interest payable to owners will be accrued and not paid to such

     5. All other terms and conditions of this Agreement, including but not limited to the Security Agreements and Guaranty Agreements, shall remain in full force and effect.

     If the foregoing sets forth your agreement with the Lender, please so indicated by signing in the spaces provided below.

Sincerely,

Bank of Oklahoma, N.A.


By:  /S/ Marcus J. Short
     -------------------------------
     Marcus J. Short, Vice President

Agreed and accepted this 30th day of September, 1998

"Borrower"

DRK Enterprises, Inc. d/b/a Tulsat


By:  /S/ Kenneth A. Chymiak
     ----------------------------------
     Kenneth A. Chymiak, Vice President


"Guarantors"



/S/Kenneth A. Chymiak
---------------------
Kenneth A. Chymiak




/S/Kenneth A. Chymiak
-----------------------
Kenneth A. Chymiak, Trustee
for The Ken Chymiak Revocable
Trust dated March 4, 1992



/S/Susan C. Chymiak
-------------------
Susan C. Chymiak


/S/Susan C. Chymiak
-------------------
Susan C. Chymiak, Trustee
for the Susan Chymiak Revocable
Trust dated March 4, 1992



/S/David E. Chymiak
-------------------
David E. Chymiak

August 2, 1999

Kenneth A. Chymiak, Vice President
DRK Enterprises, Inc. d/b/a Tulsat
1605 E. Iola
Broken Arrow, OK 74012

Re:   Fourth  Amendment  to  the  Letter  Agreement  between  DRK
Enterprises, Inc. d/b/a Tulsat
as  "Borrower" and Bank of Oklahoma, N. A. as "Lender" dated June
30, 1997

Dear Mr. Chymiak:

     This letter agreement shall constitute the fourth amendment to the amended and restated letter agreement dated June 30, 1997, as amended September 25, 1997, February 28, 1998, and August 31, 1998 (as amended, the "Agreement") by and between Bank of Oklahoma, N.A. ("Lender") and DRK Enterprises, Inc., an Oklahoma corporation, which does business as Tulsat ("Borrower").

     WHEREAS, the Borrower has requested, and the Lender has agreed to: (i) extend the maturity of the Line commitment set forth in the Agreement from August 31, 1999, to June 30, 2000;
(ii) to extend the maturity date of the Term Loan as set forth in the Agreement from August 17, 1999 to June 30, 2004; (iii) to amend the terms of the Agreement and the Term Note such that the rate of interest due and payable on the Term obligation set forth in the Agreement and the Term Note which evidences such obligation shall be charged and payable at a fixed rate of interest equal to eight percent (8%) per annum; (iv) to amend the terms of the Agreement and the Line Note such that the rate of interest due and payable on the Line obligation set forth in the Agreement and the Line Note which evidences such obligation shall vary on an annual basis in accordance with a ratio the numerator of which shall be the amount of principal plus accrued but unpaid interest outstanding on the Line and Term obligations of the Borrower under the Agreement plus any other outstanding amounts of principal and interest owed by the Borrower to any other financial institution (the "Borrower's Funded Bank Debt"), and the denominator of which shall be the Borrower's earnings before interest, taxes, depreciation, and amortization ("EBITDA") such ratio hereafter described as "Funded Bank Debt to EBITDA Ratio" all as more particularly set forth below; and, (v) to amend the terms of the Guaranty Agreements, Exhibit "D" to the Agreement to reflect the terms stated in Exhibits "D-1" and "D-2" attached hereto, all of which the Lender has agreed to do.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. The preamble to the Agreement shall be amended to read as follows:

          (B) a revolving line of credit ("Line") in the principal sum of $4,500,000.00 (the "Commitment") which the Borrower may borrow, repay and re-borrow from time to time, subject to the Borrowing Base limitation as set forth below, until the earlier of (i) June 30, 2000, or (ii) the date upon which Lender accelerates Borrower's obligation after an Event of Default, as defined below (the "Commitment Termination Date").

     The rate of interest on the Line shall vary on an annual basis beginning on a date to be determined by the Lender and Borrower and thereafter, annually, on the date the Lender elects to renew its Line Commitment, if it so chooses, and shall be based upon the Borrower's Funded Bank Debt to EBITDA Ratio which is defined as the ratio the numerator of which is the amount of principal plus accrued but unpaid interest outstanding on the Line and Term obligations of the Borrower under this Agreement plus any other outstanding amounts of principal and interest owed by the Borrower to any other financial institution (the "Borrower's Funded Bank Debt"), and the denominator of which is the Borrower's earnings before interest, taxes, depreciation, and amortization ("EBITDA") as demonstrated by the financial statement of the Borrower at the time of the determination of such ratio, the ratio being hereafter identified as "Funded Bank Debt to EBITDA Ratio".

     Where  the  Borrower"s Funded Bank Debt to EBITDA  Ratio  is
     equal to or less than the ratio of 1.01 to 1, then the interest rate payable to Lender on the Line Note (hereafter defined) for the next ensuing annual period shall be equal to the rate announced by The Chase Manhattan Bank, N.A., for the guidance of its lending officers as its prime lending rate for commercial loans as in effect from time to time at its principal office in New York, N.Y., which may not be the lowest rate of interest available to its customers ("The Chase Manhattan Bank Prime Rate of Interest") less 50 basis points. In the event The Chase Manhattan Bank, N.A. shall cease to exist or shall no longer publish a prime lending rate for commercial loans, Lender shall select another commercial bank, in its sole discretion, which shall be substituted for The Chase Manhattan Bank herein. The rate of interest shall not at any time exceed the maximum rate of interest permitted under the laws of the State of Oklahoma for loans of the type and character evidenced by the Line Note.

     Where the Borrower's Funded Bank Debt to EBITDA is greater than or equal to the ratio of 1.01 to 1 but is less than the ratio of 1.51 to 1, then the interest rate payable to Lender on the Line Note for the next ensuing annual period shall be equal to The Chase Manhattan Bank Prime Rate of Interest minus 25 basis points.

     Where the Borrower's Funded Bank Debt to EBITDA is greater than or equal to the ratio of 1.51 to 1 but is less than or equal to the ratio of 2.00 to 1, then the interest rate payable to Lender on the Line Note for the next ensuing annual period shall be equal to The Chase Manhattan Bank Prime Rate of Interest.

     Where the Borrower's Funded Bank Debt to EBITDA is greater than or equal to the ratio of 2.00 to 1, then the interest rate payable to Lender on the Line Note for the next ensuing annual period shall be equal to The Chase Manhattan Bank Prime Rate of Interest plus 25 basis points.

     The rate of interest on the Term shall be fixed at the rate of eight percent per annum (8%).

2.   The  initial annual rate of interest on the  Line  is  _____
(_%).

3.  Paragraph 1.1 of the Agreement is amended to read as follows:

     1.1 Subject to the terms and conditions of this Agreement, the Lender has previously agreed to and has loaned the Borrower the original principal sum of $651,750,00 pursuant to the terms of a promissory note originally maturing on August 17, 1999, but which note has been amended to mature on June 30, 2004, and which note, as of August 1, 1999, has a current outstanding balance of $579,204.00; a copy of the promissory note is attached hereto as Exhibit "A-1" (which together with any extensions, renewals, and changes in form thereof is hereafter referred to as the "Term Note".)

4.  The  Exhibit  "A-1" attached hereto shall and  does  replaces
Exhibit "A-1" of the Agreement.

5. Paragraph 2.1 of the Agreement is amended to read as follows:

     2.1 Subject to the terms and conditions of this Agreement, the Lender agrees to lend Borrower such amounts up to the maximum of $4,500,000.00 as Borrower may from time to time request as evidenced by a promissory note, in the form Attached hereto Exhibit "A-2", maturing on June 30, 2000, (which, together with any extensions, renewals and changes in form thereof, is hereinafter referred to as the "Line Note", or individually and collectively with the "Term Note" as the "Notes"), provided that the aggregate principal balance at any time outstanding under the Line Note shall not exceed the lesser of (i) the Commitment or (ii) the sum of the following:

6.  The  Exhibit  "A-2" attached hereto shall and  does  replaces
Exhibit "A-2" of the Agreement.

7.  Exhibit "D-1" and "D-2" attached hereto shall replace Exhibit
"D" to the Agreement.

8.  All  other terms and conditions of this Agreement,  including
but   not  limited  to  the  Security  Agreements,  the  Guaranty
Agreements (as amended) and all other related agreements and documents shall remain in full force and effect.

     If the foregoing sets forth your agreement with the Lender, please so indicated by signing in the spaces provided below.



Sincerely,

Bank of Oklahoma, N.A.


By:  /S/ Marcus J. Short
     -------------------------------
     Marcus J. Short, Vice President



Agreed and accepted this _____ day of ________, 1999.

"Borrower"

DRK Enterprises, Inc., d/b/a Tulsat


By:  /S/ Kenneth A. Chymiak
     ----------------------------------
     Kenneth A. Chymiak, Vice President


"Guarantors"

/S/ Kenneth A. Chymiak
----------------------------------
Kenneth A. Chymiak, individually


/S/ Kenneth A. Chymiak
----------------------------------
Kenneth A. Chymiak as Trustee of
the Kenneth A. Chymiak Revocable
Trust dated March 4, 1992

/S/Susan C. Chymiak
------------------------------
Susan C. Chymiak, individually


/S/Susan C. Chymiak
------------------------------
Susan C. Chymiak as Trustee of
the Susan C. Chymiak Revocable
Trust dated March 4, 1992

/S/ David E. Chymiak
--------------------
David E. Chymiak

September 23, 1999

Kenneth A. Chymiak, Vice President
DRK Enterprises, Inc. d/b/a Tulsat
1605 E. Iola
Broken Arrow, OK 74012

Kenneth A. Chymiak, Manager
Chymiak Investments, L.L.C.
1605 E. Iola
Broken Arrow, OK 74012

Re:    Fifth  Amendment  to  the  Letter  Agreement  between  DRK
Enterprises, Inc. d/b/a Tulsat as "Borrower" and Bank of Oklahoma,
N. A. as "Lender" dated June 30, 1997; agreement of Chymiak Investments, L.L.C., to assume the obligations of Borrower for the Term Loan and Term Note, as set forth in the Agreement; additional Guaranty Agreements by the current Guarantors; and, Assignment of Lease (in Support of Mortgage).

Dear Mr. Chymiak:

     This letter agreement shall constitute the fifth amendment to the amended and restated letter agreement dated June 30, 1997, as amended September 25, 1997, February 28, 1998, August 31, 1998, and August 2, 1999, (as amended, the "Agreement") by and between Bank of Oklahoma, N.A. ("Lender") and DRK Enterprises, Inc., an Oklahoma corporation, which does business as Tulsat ("Borrower"), and shall also evidence the agreement of the Guarantors of the obligations set forth in the Agreement to this amendment and the agreement of Chymiak Investments, L.L.C. to assume the obligations of the Borrower with respect to the term loan facility under such Agreement.

      WHEREAS, the Borrower has previously entered into the Agreement setting forth, among other obligations, the obligation of the Borrower to repay the Lender the amount advanced by the Lender to the Borrower under a term loan facility (the "Term
Loan") in the original principal amount of $651,750.00, which Term Loan is evidenced by an original promissory note of the Borrower to the Lender in the same amount dated March 17, 1997, maturing on August 17, 1999, (the "Term Note"), and which Term Note was subsequently renewed pursuant to the amendment to the Agreement dated August 2, 1999, in which the date of maturity of the Term Note was extended until June 30, 2004, and the interest payable on the Term Note was reduced from eight and one-half percent per annum (8 1/2%) to eight percent per annum (8%); and which Agreement also evidences the obligation of the Lender to make advances and the Borrower to repay such advances under a line of credit facility (the "Line Loan"); and,

      WHEREAS, the Borrower has granted to the Lender a mortgage of real property described as Lot Five (5), Block One (1), Sentinel Industrial Park, an Addition in Tulsa County, Oklahoma, according to the Recorded Plat thereof, which mortgage is recorded in the records of the County Clerk of Tulsa County, Oklahoma at Book 5902 at Page 215 and which mortgage evidences a first lien in and to the property described therein in favor of the Lender, and was made to secure the obligations of the Borrower to repay the Term Loan and Term Note as set forth in the Agreement and Term Note (the "Mortgage"); and,

     WHEREAS, the Borrower has requested, and the Lender has agreed: (i) that it be allowed to sell the real property described in the Mortgage and referenced above to Chymiak Investments, L.L.C. ("Chymiak"); and (ii) to be relieved of all obligations with respect to the Agreement and the Term Note insofar as the Agreement and Term Note sets forth obligations of the Borrower to repay the Term Loan and Term Note; and, the Borrower and Chymiak intend to enter into a lease agreement under which the Borrower shall lease the property subject to the Mortgage from Chymiak, all of which Lender has agreed to do upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and subject to the conditions set forth below, the parties hereto agree that the Agreement is amended such that the Borrower and Guarantors set forth therein and in the Guaranty Agreement which are exhibits to the Agreement are hereby relieved of all obligations to repay indebtedness described therein as the Term Loan and Term Note, and in the Guaranty Agreements attached thereto as Exhibits, insofar as such Guaranty Agreements evidence the obligation of the Guarantors to repay the Term Loan and Term Note indebtedness of the Borrower to the Lender, but not otherwise.

     Conditions  Precedent:  Prior  to  this  amendment  to   the
Agreement having effect:

1. Borrower shall have caused Chymiak to enter into an Assumption Agreement by and between Borrower, Lender, and Chymiak the form of which is attached hereto as Exhibit "A", under which Assumption Agreement, Chymiak shall assume all obligations of the Borrower to the Lender for repayment of the Term Loan and Term Note;

2. Borrower shall cause Guarantors under the Agreement to enter into new and additional guaranty agreements the form of which are attached hereto as Exhibits "B-1", "B-2", and "B-3" under which Guarantors guaranty the repayment of the indebtedness of Chymiak to the Lender as more particularly provided for therein;

3. Guarantors under the Agreement shall acknowledge this amendment to the Agreement and by their execution hereof, shall ratify their respective guaranties, guaranteeing the continued obligations of the Borrower to the Lender set forth in the Agreement, as amended, and to repay the Lender the obligations owed on the Line Loan and the Line Note;

4. Lender shall have received a certified copy of the recorded general warranty deed from the Borrower to Chymiak conveying the property referenced in the Mortgage to Chymiak subject to the Mortgage;

5. Borrower and Chymiak shall enter into a lease agreement under which Chymiak shall lease to Borrower the property described in the Mortgage and which lease agreement shall obligate Borrower to make lease payments to Chymiak in the amount of ___ for a term of no less than_______ months, which lease agreement shall be approved by the Lender; Chymiak shall assign such lease to the Lender as collateral for the repayment of the obligations it assumes under the Term Loan, Term Note, and Mortgage, which assignment shall be in the form attached hereto as Exhibit "C";

6. Chymiak shall execute this amendment to the Agreement evidencing its agreement to be bound by the terms of the Agreement, insofar as such terms concern the Term Loan and Term Note, as well as its agreement to the terms contained herein.

     If the foregoing sets forth your agreement with the Lender, please so indicated by signing in the spaces provided below.


Sincerely,

Bank of Oklahoma, N.A.


By:  /S/ Marcus J. Short
     -------------------------------
     Marcus J. Short, Vice President



Agreed and accepted this _____ day of ________, 1999.

"Borrower"

DRK Enterprises, Inc., d/b/a Tulsat


By:  /S/ Kenneth A. Chymiak
     ----------------------------------
     Kenneth A. Chymiak, Vice President


"Chymiak"

Chymiak Investments, L.L.C.

By:  /S/ Kenneth A. Chymiak
     ----------------------------------
     Kenneth A. Chymiak, Manager

"Guarantors", who by their execution hereof demonstrate their agreement to the amendment made to the Agreement, and adopt and ratify their guarantees of the indebtedness of the Borrower as set forth in their respective Guaranty Agreements



/S/ Kenneth A. Chymiak                       /S/ Susan C. Chymiak
---------------------------------            ------------------------------
Kenneth A. Chymiak,  individually            Susan C. Chymiak, individually


/S/ Kenneth A. Chymiak                       /S/ Susan C. Chymiak
---------------------------------            ------------------------------
Kenneth A. Chymiak as Trustee of             Susan C. Chymiak as Trustee of
the  Kenneth A. Chymiak Revocable            the Susan C. Chymiak Revocable
Trust  dated  March 4, 1992                  Trust dated March 4, 1992


/S/ David E. Chymiak
--------------------
David E. Chymiak

                           EXHIBIT "A"

                      ASSUMPTION AGREEMENT

THIS AGREEMENT, made this 28th day of September, 1999 by, between and among Bank of Oklahoma, N.A. a national association bank (hereinafter called "Mortgagee"), DRK Enterprises, Inc., d/b/a Tulsat, an Oklahoma corporation (hereinafter called "Mortgagor"), and Chymiak Investments, L.L.C., an Oklahoma limited liability company (hereinafter called "Grantee"), with respect to the following:

      A. Mortgagor is indebted to Mortgagee under a certain Promissory Note dated March 17, 1997, in the stated principal face amount of $651,750.00, as such note was subsequently renewed on August 2, 1999 (hereinafter called "Note"), which Note is secured by a Real Estate mortgage dated March 17, 1999, filed April 7, 1997, in Book 5902 at Page 215 of the records of Tulsa County, Oklahoma (hereinafter called the "Mortgage"), and by a Security Agreement dated June 30, 1997 (hereinafter called "Security Agreement"), and by Financing Statements filed:
September 10, 1996 with the County Clerk of Oklahoma County, Oklahoma, and recorded as registration number 047493; July 30, 1996 with the County Clerk of Oklahoma County, Oklahoma, and recorded as registration number 9604539 (hereinafter collectively called "Financing Statements").

     B. Mortgagor has sold, transferred and conveyed to Grantee all of the real property described in Exhibit "A" attached hereto and made a part hereof, and all buildings, improvements and personal property located thereon.

      C. Grantee is willing to assume the payment of the mortgaged indebtedness due and owing from Mortgagor to Mortgagee and assume all obligations past, present or future, arising out of or by reason of the Mortgage, between Mortgagor and Grantee.

                           WITNESSETH:

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and upon the express condition that the liens of the aforesaid Mortgage held by Mortgage are valid, first and subsisting liens on the real estate, improvements, fixtures and personal property now existing or hereafter created or acquired and that the execution of this Agreement will not impair such liens, it is hereby agreed as follows:

      1. The "WHEREAS" clauses of this Agreement which are, by reference, incorporated into and made a part of the body of this Agreement as if set out in full, shall be deemed and held to be contractual in nature and not mere recitals.

      2. Grantee hereby covenants, promises and agrees (a) to pay the Note at the times, and in the manner in all respects as therein provided, as same may be modified or amended from time to time, (b) to perform each and all of the covenants, agreements and obligations of the Note, the Mortgage and the other Loan

Documents to be performed by the Mortgagor therein, at the time, and in the manner in all respects as therein provided, as same may be modified or amended from time to time, and (c) to indemnify, save and hold Mortgagor harmless from any in personal liability arising by a foreclosure of the Mortgage or other Loan Documents now held by Mortgagee.

      3. All the real property described in the Mortgage shall remain in all respects subject to the lien, charge or encumbrance of the Mortgage and other Loan Documents, and nothing herein contained and nothing done pursuant hereto, shall affect or be construed to affect the lien, charge or encumbrance of, or warranty of title in, or conveyance affected by the Mortgage, the Security Agreement and the Financing Statements, or the priority thereof over other liens, charges, encumbrances or conveyances, nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security or instrument held by Mortgagee as security for or evidence of the other indebtedness owed Mortgagee by Mortgagor.

      4. Grantee waives any and all rights, claims or setoffs, if any, against Mortgagee, its successors and assigns, arising out of or by reason of the Note, the Mortgage and the other Loan
Documents described herein.

      5. Notwithstanding anything herein to the contrary, this Agreement shall not affect or impair any representation in regard to and/or warranty of title heretofore made by Mortgagor, all of which shall remain in force and inure to the benefit of Mortgagee and any insurer of the title to said property or the lien of the Mortgage thereon.

      6. All of the grants, covenants, terms, conditions and agreements hereof shall be binding upon and inure to the benefit of all of the heirs, executors, administrators, assigns and successors in interest of the parties hereto.

      7. Neither this Agreement nor any provision hereof may be changed, altered, waived, amended, discharged or terminated orally, but only by an instrument reduced to writing, signed by all parties hereto.

     EXECUTED the date and year first written hereinabove.

"Grantee"

CHYMIAK INVESTMENTS, L.L.C.


By:________________________
Its:_______________________


"Mortgagor"

DRK ENTERPRISES, INC. d/b/a TULSAT

By: _______________________
Its:_______________________


"Mortgagee"

BANK OF OKLAHOMA, N.A.


By: _______________________
Its:_______________________

                          Exhibit "B-1"

                       GUARANTY AGREEMENT


                                            Date:

DEBTOR NAME AND ADDRESS           LENDER NAME AND ADDRESS

Chymiak Investments, L.L.C.       Bank of Oklahoma, N.A.
1605 East Iola                    Post Office Box 2300
Broken Arrow, Oklahoma  74102     Tulsa, Oklahoma 74192-2300

A. To induce the Lender to extend credit to the Debtor and for other good and valuable consideration, the receipt of which is acknowledged, and for the purpose of enabling the Debtor to obtain or renew loans, credit and other financial accommodation from the Lender named above, each of the undersigned as a primary obligor, jointly and severally and unconditionally: (1) guarantees to the Lender that Debtor will fully and promptly pay or otherwise discharge all indebtedness and other obligations upon which Debtor now is or may later, from time to time, become obligated to Lender as principal, guarantor, endorser, or in any other capacity, and whether joint or several liability or liability created by direct dealing with Lender or through transfer from others, and regardless of the nature and form of indebtedness and whether due or not due; (2) agrees, without the Lender first having to proceed against Debtor or any other party liable or to liquidate any security, to pay on demand all sums due and to become due to Lender from Debtor, and all losses, costs, attorney fees or expenses which may be suffered or incurred by Lender by reason of Debtor's default or the default of the undersigned; (3) except as setoff is waived, agrees to be bound by and on demand to pay any deficiency or difference between all indebtedness of the Debtor and the proceeds of any private or public sale (including a sheriff's sale) of the security held by Lender, with or without notice to the undersigned; (4) agrees that liability under this Agreement will not be affected or impaired by any failure, neglect or omission, including a failure or delay to perfect or maintain perfection of a security interest, either in relation to the collection of the indebtedness or the protection of the security given, and regardless of whether the Lender fails or omits to seek or is precluded from seeking a judgment against Debtor; and
     (5) further agrees that the liability of the undersigned shall not be affected by any lack of validity or enforceability due to defense, claim, discharge or otherwise of any indebtedness guaranteed by this Agreement or the security of the indebtedness (collectively, "indebtedness").

B. Lender may at any time and from time to time without the further consent of or notice to the undersigned, without incurring responsibility to the undersigned and without impairing or releasing the obligations of the undersigned, and upon any terms and conditions the Lender may elect: (1) change the manner place or terms of payment or extend the time of payment of any indebtedness of Debtor to Lender; (2) renew, increase or alter any indebtedness of Debtor to Lender; (3) raise or lower the interest rate or rates charged Debtor; (4) sell, exchange, release, surrender, realize upon or otherwise deal or not deal with in any manner and in any order any property at any time pledged to secure or securing the indebtedness of Debtor to Lender or any liabilities incurred directly or indirectly under this Agreement, or any offsets against any such indebtedness or liabilities; (5) exercise or refrain from exercising any rights against Debtor or others, or otherwise act or refrain from acting; (6) settle or compromise any indebtedness guaranteed or incurred; (7) subordinate the payment of all or part of any indebtedness of Debtor to Lender to the payment of any liabilities which may be due Lender or others; (8) apply any sums paid by or for account of Debtor to any indebtedness of Debtor to Lender regardless of what indebtedness or liability of Debtor to Lender remains unpaid and regardless as to which indebtedness such sums were intended to be applied; (9) release any one or more of the undersigned, any other guarantor or any other party liable upon or for any indebtedness or other obligation guaranteed, and such release will not affect the liability under this Agreement of any of the undersigned or any other party not so released; (10) add or release the primary or secondary liability of principals, guarantors or other parties, and/or
     (11) obtain additional collateral security.

Guaranty Agreement
Chymiak Investments, L.L.C.
Page Two

C. The undersigned waives: (1) any and all acceptance of this Guaranty Agreement; (2) notice of the creation of any indebtedness; (3) any presentment, demand for payment, notice of default or non-payment, notice of acceleration, notice of disposition of security, notice of dishonor or protest to or upon any party and all other notices whatsoever whether required or permits by this Guaranty Agreement, any other agreement, course of dealing, usage of trade, course of performance and, to the extent allowed, the law; (4) any exercise of any remedy which the Lender now has or later acquires against the Debtor or any other party; (5) any impairment of collateral, including, but not limited to, the failure to perfect, or maintain perfection of, a security interest in collateral; and (6) any event, or any act or omission of the Lender (except acts or omissions in bad faith) which materially increases the scope of the undersigned's risk as guarantor, including the manner of administration of the loan and changes in the form or manner in which any party does business or in their financial condition any notice of any such change.

D. This Guaranty Agreement shall be absolute, unconditional and continuing guaranty of payment and not of collection and shall be binding upon the undersigned, heirs or successors of the undersigned, and the estate or estates of the undersigned: (1) regardless of the death or cessation of existence of any of the undersigned or of any guarantor or any other party liable upon any indebtedness or other obligation hereby guaranteed; (2) irrespective of any defenses, claim or discharge available to the Debtor under law or under any agreement with the Lender; and (3) irrespective of any failure or delay by the Lender to perfect or keep perfected any lien or security interest in any collateral. This Guaranty Agreement is an independent obligation which is separately enforceable from the obligation of the Debtor.

E. All rights of the Lender are cumulative and not alternative to other rights. Suit may be brought against the undersigned or other parties liable, jointly and severally, and against any one or more of them, and against all or less than all, without impairing the rights of the Lender, its successors or assigns, against others of the undersigned. The Lender may settle with any one of the undersigned or any other party for such sum or sums as it may see fit and release such of the undersigned or other parties from all further liability to the Lender for such indebtedness without impairing the right of the Lender to demand and collect the balance of such indebtedness from others of the undersigned not so released.

F. The Lender may assigned this Agreement or any of its rights and powers under it, with all or any part of the indebtedness guaranteed, and may assign to any such assignee any of the security for the indebtedness. In the event of such assignment, the assignee shall have the same rights and remedies as if originally named in this Agreement in place of Lender, and the Lender shall thereafter be fully discharged form all responsibility with respect to any such indebtedness so assigned.

G. Unless expressly limited by specific writing as set forth in this Guaranty Agreement, it is understood to be unlimited in amount. If limited, it is understood the limit means a fixed amount of percentage of any indebtedness before application of the actual proceeds of the disposition of any security applied to any unguaranteed portion of the indebtedness.

          $150,000.00

H. Until the indebtedness of the Debtor have been paid in full, the undersigned agrees to provide to the Lender from time to time upon demand such financial statements, copies of tax returns, and other information as to the undersigned as the Lender may reasonably require.

I. Any deposits or other sums credited by or due from the Lender to the undersigned may be set off against any and all liabilities of the undersigned to the Lender arising under the terms of this Guaranty Agreement. The rights granted by this paragraph shall be in addition to the rights of the Lender under any statutory banker's lien or common law right of offset.

Guaranty Agreement
Chymiak Investments, L.L.C.
Page Three

J. Until the obligations of the Debtor have been paid in full, the undersigned specifically waives all rights of subrogation to the rights of the Lender, any claim to any security or its value to which the Lender has recourse, and all rights of reimbursement or contribution from other parties, whether principals or sureties, accommodation or guarantors.

K. The undersigned may, only by written notice given to and received by Lender, withdraw only from liability for additional indebtedness of Debtor accepted by or incurred to Lender after the time of receipt of such notice by Lender. The liability and other agreements of the undersigned shall not be otherwise affected by shall continue until all indebtedness, including loan commitments, existing at the time of the receipt of such notice, and renewals or extensions of indebtedness to which the undersigned consents, is fully paid. After any such revocation, Lender may exercise any rights granted in this Agreement without releasing the undersigned from liability.

L. Notwithstanding the provisions of any not or obligation to which this Guaranty Agreement applies, it is the intention of the parties, and it is here provided, that a Guarantor shall not be liable for interest charges in excess of the maximum amount permitted under the law applicable to this Guaranty Agreement.

M The undersigned specifically waives any right to setoff under 12 O.S. -S- 686, 150.S -S- 341, or any like statutes, and agree that the Lender may apply the actual proceeds from the disposition of any security first to any unguaranteed portion of the indebtedness. Any part to this Guaranty Agreement has right to waive trial by jury and waives all objections to venue in any action instituted by the Lender arising out of this Guaranty Agreement.

N. The undersigned waive, as of the date of this Guaranty Agreement, any claim, as that term is defined in the Federal Bankruptcy Code, which the undersigned might have or acquire against the Debtor arising from the existence or performance of the undersigned's obligations under this Guaranty Agreement, and to that extent that the undersigned is not a creditor of the Debtor. In addition to the waiver of the status of creditor, it is agreed that the indebtedness guaranteed under this Guaranty Agreement excludes all portions of the indebtedness paid by the Debtor during the period of time within one year prior to the filing of any bankruptcy, reorganization or insolvency proceedings by or against the Debtor. If any payment made by the Debtor to the Lender is determined to be avoidable under applicable state law or the Federal Bankruptcy Code, to that extent, if demanded by the Lender, this Guaranty Agreement is deemed to be reinstated to include the amount within the indebtedness under this Guaranty Agreement.

O. The undersigned, by signing below, acknowledge having read this Guaranty Agreement, having reviewed it to the extent desired with their legal counsel, and receiving a copy of it and also receiving an explanation of any questions. The undersigned also have read any cosigner notice provided by Lender. The undersigned understand that the undersigned may have to pay any indebtedness or obligation covered by this Guaranty Agreement in the event the Debtor fails or refuses to do so. The undersigned also represent that they are aware of the financial condition of Debtor and acknowledge a responsibility to maintain a close watch on that financial condition as long as this Guaranty Agreement is outstanding and that they are not relying on the Lender to provide information on the Debtor's financial condition, now or in the future.

P. This Guaranty Agreement and the obligations evidence in it are to be construed and governed by the laws of the state indicated in the address of Lender shown above.

Q. This Guaranty Agreement constitutes the entire agreement between the parties with respect to the obligations of the undersigned and the rights of the Lender under this Guaranty Agreement. This Guaranty Agreement cannot be amended except by an agreement in writing signed by both the undersigned and the Lender. No condition as to the effectiveness or enforcement of this Guaranty Agreement exists except as stated in this Guaranty Agreement. Regardless of any other provision of this Guaranty Agreement to the

Guaranty Agreement
Chymiak Investments, L.L.C.
Page Four

     contrary, and unless otherwise specifically released or modified by this Guaranty Agreement, all other obligations of the undersigned to Lender evidenced by a note, loan agreement, guaranty or other written agreement remain in force and effect.


     WITNESSES SIGNATURE(S)            GUARANTOR SIGNATURE(S)


                                     The Kenneth A. Chymiak Revocable
                                     Trust dated March 4, 1992

                                     /S/ Kenneth A. Chymiak
                                     ----------------------------
                                     Kenneth A. Chymiak, Trustee

                                     /S/ Kenneth A. Chymiak
                                     ---------------------------------
                                     Kenneth  A. Chymiak, individually

                          Exhibit "B-2"

                       GUARANTY AGREEMENT


                                            Date:

DEBTOR NAME AND ADDRESS           LENDER NAME AND ADDRESS

Chymiak Investments, L.L.C.       Bank of Oklahoma, N.A.
1605 East Iola                    Post Office Box 2300
Broken Arrow, Oklahoma  74102     Tulsa, Oklahoma 74192-2300

A. To induce the Lender to extend credit to the Debtor and for other good and valuable consideration, the receipt of which is acknowledged, and for the purpose of enabling the Debtor to obtain or renew loans, credit and other financial accommodation from the Lender named above, each of the undersigned as a primary obligor, jointly and severally and unconditionally: (1) guarantees to the Lender that Debtor will fully and promptly pay or otherwise discharge all indebtedness and other obligations upon which Debtor now is or may later, from time to time, become obligated to Lender as principal, guarantor, endorser, or in any other capacity, and whether joint or several liability or liability created by direct dealing with Lender or through transfer from others, and regardless of the nature and form of indebtedness and whether due or not due; (2) agrees, without the Lender first having to proceed against Debtor or any other party liable or to liquidate any security, to pay on demand all sums due and to become due to Lender from Debtor, and all losses, costs, attorney fees or expenses which may be suffered or incurred by Lender by reason of Debtor's default or the default of the undersigned; (3) except as setoff is waived, agrees to be bound by and on demand to pay any deficiency or difference between all indebtedness of the Debtor and the proceeds of any private or public sale (including a sheriff's sale) of the security held by Lender, with or without notice to the undersigned; (4) agrees that liability under this Agreement will not be affected or impaired by any failure, neglect or omission, including a failure or delay to perfect or maintain perfection of a security interest, either in relation to the collection of the indebtedness or the protection of the security given, and regardless of whether the Lender fails or omits to seek or is precluded from seeking a judgment against Debtor; and
     (5) further agrees that the liability of the undersigned shall not be affected by any lack of validity or enforceability due to defense, claim, discharge or otherwise of any indebtedness guaranteed by this Agreement or the security of the indebtedness (collectively, "indebtedness").

B. Lender may at any time and from time to time without the further consent of or notice to the undersigned, without incurring responsibility to the undersigned and without impairing or releasing the obligations of the undersigned, and upon any terms and conditions the Lender may elect: (1) change the manner place or terms of payment or extend the time of payment of any indebtedness of Debtor to Lender; (2) renew, increase or alter any indebtedness of Debtor to Lender; (3) raise or lower the interest rate or rates charged Debtor; (4) sell, exchange, release, surrender, realize upon or otherwise deal or not deal with in any manner and in any order any property at any time pledged to secure or securing the indebtedness of Debtor to Lender or any liabilities incurred directly or indirectly under this Agreement, or any offsets against any such indebtedness or liabilities; (5) exercise or refrain from exercising any rights against Debtor or others, or otherwise act or refrain from acting; (6) settle or compromise any indebtedness guaranteed or incurred; (7) subordinate the payment of all or part of any indebtedness of Debtor to Lender to the payment of any liabilities which may be due Lender or others; (8) apply any sums paid by or for account of Debtor to any indebtedness of Debtor to Lender regardless of what indebtedness or liability of Debtor to Lender remains unpaid and regardless as to which indebtedness such sums were intended to be applied; (9) release any one or more of the undersigned, any other guarantor or any other party liable upon or for any indebtedness or other obligation guaranteed, and such release will not affect the liability under this Agreement of any of the undersigned or any other party not so released; (10) add or release the primary or secondary liability of principals, guarantors or other parties, and/or
     (11) obtain additional collateral security.

Guaranty Agreement
Chymiak Investments, L.L.C.
Page Two

C. The undersigned waives: (1) any and all acceptance of this Guaranty Agreement; (2) notice of the creation of any indebtedness; (3) any presentment, demand for payment, notice of default or non-payment, notice of acceleration, notice of disposition of security, notice of dishonor or protest to or upon any party and all other notices whatsoever whether required or permits by this Guaranty Agreement, any other agreement, course of dealing, usage of trade, course of performance and, to the extent allowed, the law; (4) any exercise of any remedy which the Lender now has or later acquires against the Debtor or any other party; (5) any impairment of collateral, including, but not limited to, the failure to perfect, or maintain perfection of, a security interest in collateral; and (6) any event, or any act or omission of the Lender (except acts or omissions in bad faith) which materially increases the scope of the undersigned's risk as guarantor, including the manner of administration of the loan and changes in the form or manner in which any party does business or in their financial condition any notice of any such change.

D. This Guaranty Agreement shall be absolute, unconditional and continuing guaranty of payment and not of collection and shall be binding upon the undersigned, heirs or successors of the undersigned, and the estate or estates of the undersigned: (1) regardless of the death or cessation of existence of any of the undersigned or of any guarantor or any other party liable upon any indebtedness or other obligation hereby guaranteed; (2) irrespective of any defenses, claim or discharge available to the Debtor under law or under any agreement with the Lender; and (3) irrespective of any failure or delay by the Lender to perfect or keep perfected any lien or security interest in any collateral. This Guaranty Agreement is an independent obligation which is separately enforceable from the obligation of the Debtor.

E. All rights of the Lender are cumulative and not alternative to other rights. Suit may be brought against the undersigned or other parties liable, jointly and severally, and against any one or more of them, and against all or less than all, without impairing the rights of the Lender, its successors or assigns, against others of the undersigned. The Lender may settle with any one of the undersigned or any other party for such sum or sums as it may see fit and release such of the undersigned or other parties from all further liability to the Lender for such indebtedness without impairing the right of the Lender to demand and collect the balance of such indebtedness from others of the undersigned not so released.

F. The Lender may assigned this Agreement or any of its rights and powers under it, with all or any part of the indebtedness guaranteed, and may assign to any such assignee any of the security for the indebtedness. In the event of such assignment, the assignee shall have the same rights and remedies as if originally named in this Agreement in place of Lender, and the Lender shall thereafter be fully discharged form all responsibility with respect to any such indebtedness so assigned.

G. Unless expressly limited by specific writing as set forth in this Guaranty Agreement, it is understood to be unlimited in amount. If limited, it is understood the limit means a fixed amount of percentage of any indebtedness before application of the actual proceeds of the disposition of any security applied to any unguaranteed portion of the indebtedness.

          $150,000.00

H. Until the indebtedness of the Debtor have been paid in full, the undersigned agrees to provide to the Lender from time to time upon demand such financial statements, copies of tax returns, and other information as to the undersigned as the Lender may reasonably require.

I. Any deposits or other sums credited by or due from the Lender to the undersigned may be set off against any and all liabilities of the undersigned to the Lender arising under the terms of this Guaranty Agreement. The rights granted by this paragraph shall be in addition to the rights of the Lender under any statutory banker's lien or common law right of offset.

Guaranty Agreement
Chymiak Investments, L.L.C.
Page Three

J. Until the obligations of the Debtor have been paid in full, the undersigned specifically waives all rights of subrogation to the rights of the Lender, any claim to any security or its value to which the Lender has recourse, and all rights of reimbursement or contribution from other parties, whether principals or sureties, accommodation or guarantors.

K.   The  undersigned may, only by written notice  given  to  and
     received  by  Lender,  withdraw  only  from  liability   for
     additional indebtedness of Debtor accepted by or incurred to Lender after the time of receipt of such notice by Lender. The liability and other agreements of the undersigned shall not be otherwise affected by shall continue until all indebtedness, including loan commitments, existing at the time of the receipt of such notice, and renewals or extensions of indebtedness to which the undersigned consents, is fully paid. After any such revocation, Lender may exercise any rights granted in this Agreement without releasing the undersigned from liability.

L. Notwithstanding the provisions of any not or obligation to which this Guaranty Agreement applies, it is the intention of the parties, and it is here provided, that a Guarantor shall not be liable for interest charges in excess of the maximum amount permitted under the law applicable to this Guaranty Agreement.

M The undersigned specifically waives any right to setoff under 12 O.S. -S- 686, 150.S -S- 341, or any like statutes, and agree that the Lender may apply the actual proceeds from the disposition of any security first to any unguaranteed portion of the indebtedness. Any part to this Guaranty Agreement has right to waive trial by jury and waives all objections to venue in any action instituted by the Lender arising out of this Guaranty Agreement.

N. The undersigned waive, as of the date of this Guaranty Agreement, any claim, as that term is defined in the Federal Bankruptcy Code, which the undersigned might have or acquire against the Debtor arising from the existence or performance of the undersigned's obligations under this Guaranty Agreement, and to that extent that the undersigned is not a creditor of the Debtor. In addition to the waiver of the status of creditor, it is agreed that the indebtedness guaranteed under this Guaranty Agreement excludes all portions of the indebtedness paid by the Debtor during the period of time within one year prior to the filing of any bankruptcy, reorganization or insolvency proceedings by or against the Debtor. If any payment made by the Debtor to the Lender is determined to be avoidable under applicable state law or the Federal Bankruptcy Code, to that extent, if demanded by the Lender, this Guaranty Agreement is deemed to be reinstated to include the amount within the indebtedness under this Guaranty Agreement.

O. The undersigned, by signing below, acknowledge having read this Guaranty Agreement, having reviewed it to the extent desired with their legal counsel, and receiving a copy of it and also receiving an explanation of any questions. The undersigned also have read any cosigner notice provided by Lender. The undersigned understand that the undersigned may have to pay any indebtedness or obligation covered by this Guaranty Agreement in the event the Debtor fails or refuses to do so. The undersigned also represent that they are aware of the financial condition of Debtor and acknowledge a responsibility to maintain a close watch on that financial condition as long as this Guaranty Agreement is outstanding and that they are not relying on the Lender to provide information on the Debtor's financial condition, now or in the future.

P. This Guaranty Agreement and the obligations evidence in it are to be construed and governed by the laws of the state indicated in the address of Lender shown above.

Q. This Guaranty Agreement constitutes the entire agreement between the parties with respect to the obligations of the undersigned and the rights of the Lender under this Guaranty Agreement. This Guaranty Agreement cannot be amended except by an agreement in writing signed by both the undersigned and the Lender. No condition as to the effectiveness or enforcement of this Guaranty Agreement exists except as stated in this Guaranty Agreement. Regardless of any other provision of this Guaranty Agreement to the

Guaranty Agreement
Chymiak Investments, L.L.C.
Page Four

     contrary, and unless otherwise specifically released or modified by this Guaranty Agreement, all other obligations of the undersigned to Lender evidenced by a note, loan agreement, guaranty or other written agreement remain in force and effect.


     WITNESSES SIGNATURE(S)            GUARANTOR SIGNATURE(S)


                                    The  Susan Chymiak  Revocable Trust
                                    dated March 4, 1992

                                    /S/ Susan C. Chymiak
                                    -------------------------
                                    Susan C. Chymiak, Trustee

                                    /S/ Susan C. Chymiak
                                    -------------------------------
                                    Susan C. Chymiak, individually

                          Exhibit "B-3"

                       GUARANTY AGREEMENT


                                            Date:

DEBTOR NAME AND ADDRESS           LENDER NAME AND ADDRESS

Chymiak Investments, L.L.C.       Bank of Oklahoma, N.A.
1605 East Iola                    Post Office Box 2300
Broken Arrow, Oklahoma  74102     Tulsa, Oklahoma 74192-2300

A. To induce the Lender to extend credit to the Debtor and for other good and valuable consideration, the receipt of which is acknowledged, and for the purpose of enabling the Debtor to obtain or renew loans, credit and other financial accommodation from the Lender named above, each of the undersigned as a primary obligor, jointly and severally and unconditionally: (1) guarantees to the Lender that Debtor will fully and promptly pay or otherwise discharge all indebtedness and other obligations upon which Debtor now is or may later, from time to time, become obligated to Lender as principal, guarantor, endorser, or in any other capacity, and whether joint or several liability or liability created by direct dealing with Lender or through transfer from others, and regardless of the nature and form of indebtedness and whether due or not due; (2) agrees, without the Lender first having to proceed against Debtor or any other party liable or to liquidate any security, to pay on demand all sums due and to become due to Lender from Debtor, and all losses, costs, attorney fees or expenses which may be suffered or incurred by Lender by reason of Debtor's default or the default of the undersigned; (3) except as setoff is waived, agrees to be bound by and on demand to pay any deficiency or difference between all indebtedness of the Debtor and the proceeds of any private or public sale (including a sheriff's sale) of the security held by Lender, with or without notice to the undersigned; (4) agrees that liability under this Agreement will not be affected or impaired by any failure, neglect or omission, including a failure or delay to perfect or maintain perfection of a security interest, either in relation to the collection of the indebtedness or the protection of the security given, and regardless of whether the Lender fails or omits to seek or is precluded from seeking a judgment against Debtor; and
     (5) further agrees that the liability of the undersigned shall not be affected by any lack of validity or enforceability due to defense, claim, discharge or otherwise of any indebtedness guaranteed by this Agreement or the security of the indebtedness (collectively, "indebtedness").

B. Lender may at any time and from time to time without the further consent of or notice to the undersigned, without incurring responsibility to the undersigned and without impairing or releasing the obligations of the undersigned, and upon any terms and conditions the Lender may elect: (1) change the manner place or terms of payment or extend the time of payment of any indebtedness of Debtor to Lender; (2) renew, increase or alter any indebtedness of Debtor to Lender; (3) raise or lower the interest rate or rates charged Debtor; (4) sell, exchange, release, surrender, realize upon or otherwise deal or not deal with in any manner and in any order any property at any time pledged to secure or securing the indebtedness of Debtor to Lender or any liabilities incurred directly or indirectly under this Agreement, or any offsets against any such indebtedness or liabilities; (5) exercise or refrain from exercising any rights against Debtor or others, or otherwise act or refrain from acting; (6) settle or compromise any indebtedness guaranteed or incurred; (7) subordinate the payment of all or part of any indebtedness of Debtor to Lender to the payment of any liabilities which may be due Lender or others; (8) apply any sums paid by or for account of Debtor to any indebtedness of Debtor to Lender regardless of what indebtedness or liability of Debtor to Lender remains unpaid and regardless as to which indebtedness such sums were intended to be applied; (9) release any one or more of the undersigned, any other guarantor or any other party liable upon or for any indebtedness or other obligation guaranteed, and such release will not affect the liability under this Agreement of any of the undersigned or any other party not so released; (10) add or release the primary or secondary liability of principals, guarantors or other parties, and/or
     (11) obtain additional collateral security.

Guaranty Agreement
Chymiak Investments, L.L.C.
Page Two

C. The undersigned waives: (1) any and all acceptance of this Guaranty Agreement; (2) notice of the creation of any indebtedness; (3) any presentment, demand for payment, notice of default or non-payment, notice of acceleration, notice  of  disposition of security, notice of  dishonor  or
     protest   to  or  upon  any  party  and  all  other  notices
     whatsoever whether required or permits by this Guaranty Agreement, any other agreement, course of dealing, usage of trade, course of performance and, to the extent allowed, the law; (4) any exercise of any remedy which the Lender now has or later acquires against the Debtor or any other party; (5) any impairment of collateral, including, but not limited to, the failure to perfect, or maintain perfection of, a security interest in collateral; and (6) any event, or any act or omission of the Lender (except acts or omissions in bad faith) which materially increases the scope of the undersigned's risk as guarantor, including the manner of administration of the loan and changes in the form or manner in which any party does business or in their financial condition any notice of any such change.

D. This Guaranty Agreement shall be absolute, unconditional and continuing guaranty of payment and not of collection and shall be binding upon the undersigned, heirs or successors of the undersigned, and the estate or estates of the undersigned: (1) regardless of the death or cessation of existence of any of the undersigned or of any guarantor or any other party liable upon any indebtedness or other obligation hereby guaranteed; (2) irrespective of any defenses, claim or discharge available to the Debtor under law or under any agreement with the Lender; and (3) irrespective of any failure or delay by the Lender to perfect or keep perfected any lien or security interest in any collateral. This Guaranty Agreement is an independent obligation which is separately enforceable from the obligation of the Debtor.

E. All rights of the Lender are cumulative and not alternative to other rights. Suit may be brought against the undersigned or other parties liable, jointly and severally, and against any one or more of them, and against all or less than all, without impairing the rights of the Lender, its successors or assigns, against others of the undersigned. The Lender may settle with any one of the undersigned or any other party for such sum or sums as it may see fit and release such of the undersigned or other parties from all further liability to the Lender for such indebtedness without impairing the right of the Lender to demand and collect the balance of such indebtedness from others of the undersigned not so released.

F. The Lender may assigned this Agreement or any of its rights and powers under it, with all or any part of the indebtedness guaranteed, and may assign to any such assignee any of the security for the indebtedness. In the event of such assignment, the assignee shall have the same rights and remedies as if originally named in this Agreement in place of Lender, and the Lender shall thereafter be fully discharged form all responsibility with respect to any such indebtedness so assigned.

G. Unless expressly limited by specific writing as set forth in this Guaranty Agreement, it is understood to be unlimited in amount. If limited, it is understood the limit means a fixed amount of percentage of any indebtedness before application of the actual proceeds of the disposition of any security applied to any unguaranteed portion of the indebtedness.

          $300,000.00

H. Until the indebtedness of the Debtor have been paid in full, the undersigned agrees to provide to the Lender from time to time upon demand such financial statements, copies of tax returns, and other information as to the undersigned as the Lender may reasonably require.

I. Any deposits or other sums credited by or due from the Lender to the undersigned may be set off against any and all liabilities of the undersigned to the Lender arising under the terms of this Guaranty Agreement. The rights granted by this paragraph shall be in addition to the rights of the Lender under any statutory banker's lien or common law right of offset.

Guaranty Agreement
Chymiak Investments, L.L.C.
Page Three

J. Until the obligations of the Debtor have been paid in full, the undersigned specifically waives all rights of subrogation to the rights of the Lender, any claim to any security or its value to which the Lender has recourse, and all rights of reimbursement or contribution from other parties, whether principals or sureties, accommodation or guarantors.

K.   The  undersigned may, only by written notice  given  to  and
     received  by  Lender,  withdraw  only  from  liability   for
     additional indebtedness of Debtor accepted by or incurred to Lender after the time of receipt of such notice by Lender. The liability and other agreements of the undersigned shall not be otherwise affected by shall continue until all
     indebtedness,  including   loan commitments, existing at the
     time of the receipt of such notice, and renewals or extensions of indebtedness to which the undersigned consents, is fully paid. After any such revocation, Lender may exercise any rights granted in this Agreement without releasing the undersigned from liability.

L. Notwithstanding the provisions of any not or obligation to which this Guaranty Agreement applies, it is the intention of the parties, and it is here provided, that a Guarantor shall not be liable for interest charges in excess of the maximum amount permitted under the law applicable to this Guaranty Agreement.

M The undersigned specifically waives any right to setoff under 12 O.S. -S- 686, 150.S -S- 341, or any like statutes, and agree that the Lender may apply the actual proceeds from the disposition of any security first to any unguaranteed portion of the indebtedness. Any part to this Guaranty Agreement has right to waive trial by jury and waives all objections to venue in any action instituted by the Lender arising out of this Guaranty Agreement.

N. The undersigned waive, as of the date of this Guaranty Agreement, any claim, as that term is defined in the Federal Bankruptcy Code, which the undersigned might have or acquire against the Debtor arising from the existence or performance of the undersigned's obligations under this Guaranty Agreement, and to that extent that the undersigned is not a creditor of the Debtor. In addition to the waiver of the status of creditor, it is agreed that the indebtedness guaranteed under this Guaranty Agreement excludes all portions of the indebtedness paid by the Debtor during the period of time within one year prior to the filing of any bankruptcy, reorganization or insolvency proceedings by or against the Debtor. If any payment made by the Debtor to the Lender is determined to be avoidable under applicable state law or the Federal Bankruptcy Code, to that extent, if demanded by the Lender, this Guaranty Agreement is deemed to be reinstated to include the amount within the indebtedness under this Guaranty Agreement.

O. The undersigned, by signing below, acknowledge having read this Guaranty Agreement, having reviewed it to the extent desired with their legal counsel, and receiving a copy of it and also receiving an explanation of any questions. The undersigned also have read any cosigner notice provided by Lender. The undersigned understand that the undersigned may have to pay any indebtedness or obligation covered by this Guaranty Agreement in the event the Debtor fails or refuses to do so. The undersigned also represent that they are aware of the financial condition of Debtor and acknowledge a responsibility to maintain a close watch on that financial condition as long as this Guaranty Agreement is outstanding and that they are not relying on the Lender to provide information on the Debtor's financial condition, now or in the future.

P. This Guaranty Agreement and the obligations evidence in it are to be construed and governed by the laws of the state indicated in the address of Lender shown above.

Q. This Guaranty Agreement constitutes the entire agreement between the parties with respect to the obligations of the undersigned and the rights of the Lender under this Guaranty Agreement. This Guaranty Agreement cannot be amended except by an agreement in writing signed by both the undersigned and the Lender. No condition as to the effectiveness or enforcement of this Guaranty Agreement exists except as stated in this Guaranty Agreement. Regardless of any other provision of this Guaranty Agreement to the

Guaranty Agreement
Chymiak Investments, L.L.C.
Page Four

     contrary, and unless otherwise specifically released or modified by this Guaranty Agreement, all other obligations of the undersigned to Lender evidenced by a note, loan agreement, guaranty or other written agreement remain in force and effect.


     WITNESSES SIGNATURE(S)            GUARANTOR SIGNATURE(S)


                                       /S/ David E. Chymiak
                                       ---------------------
                                       David E. Chymiak

                           Exhibit "C"

          ASSIGNMENT OF LEASE (IN SUPPORT OF MORTGAGE)


      This  Assignment is made this______ day of September, 1999, by  and  between Chymiak Investments, L.L.C., an Oklahoma limited
liability  company  ("Assignor")  and  Bank  of  Oklahoma,   N.A.
("Assignee").

                            RECITALS

      Assignor has assumed the obligations of DRK Enterprises, Inc., ("DRK") to Assignee under that certain promissory note dated  March  17, 1997, in the stated principal  face  amount  of
$651,750.00, as such note was subsequently renewed on August 2, 1999 (hereinafter called "Note"), which Note is secured by a Real Estate mortgage dated March 17, 1999, filed April 7, 1997, in Book 5902 at Page 215 of the records of Tulsa County, Oklahoma, covering real estate situated in the County of Tulsa, State of Oklahoma, described in Exhibit A attached hereto (hereinafter called the "Mortgage"), and the buildings, improvements and fixtures now or hereafter located thereon, the real estate and buildings and improvements thereon covered by the Mortgage are hereinafter referred to as the "Mortgaged Premises." and by a Security Agreement dated June 30, 1997 (hereinafter called "Security Agreement"), and by Financing Statements filed:
September 10, 1996 with the County Clerk of Oklahoma County, Oklahoma, and recorded as registration number 047493; July 30, 1996 with the County Clerk of Oklahoma County, Oklahoma, and recorded as registration number 9604539 (hereinafter collectively called "Financing Statements")

      One of the conditions precedent to allowing the sale of the Real Estate by DRK to Assignor, and assumption of the Note, Mortgage and loan evidenced by the Note is that the Assignor execute this Assignment to the Assignee.

      Accordingly, in consideration of the premises and of the mutual agreements herein contained, the Assignor does hereby presently grant, transfer and assign to Assignee all of the right, title and interest of Assignor in and to (i) that certain lease between Assignor, as lessor, and DRK, as lessee, dated as
of              ,  19 , (the "Lease"), (ii) all Assignor's rights
of possession, interest and reversion as lessor in and to the premises and property described in and covered by the Lease, and
(iii) all rents, issues, profits and other payments of every kind due or payable and to become due or payable to the assignor under the Lease (all of which are hereinafter collectively referred to as "Rentals"), whether such Rentals accrue before or after foreclosure of the Mortgage and the security interest created by the Security Agreement and Financing Statements or during any period of redemption thereof, for the purpose of securing payment of all indebtedness evidenced by the Note and all other sums secured by the Mortgage.

A. Assignor hereby represents and warrants to Assignee as follows:

     1. The Assignor has good and lawful right and full power and authority under applicable law to execute this Assignment and to perform its obligations hereunder, and Assignor is not bound by any law or agreement which might prevent Assignee from exercising any of its powers or rights under this Assignment or which limits the Assignee in such exercise.

     2. The Assignor has not executed any prior assignment of its right, title and interest in the Lease or in the Rentals and has not otherwise encumbered the Lease or the Rentals.

B. To protect the security of this Assignment, Assignor hereby agrees as follows:

     1. Assignee shall have the immediate and continuing right to collect and receive all Rentals directly from the Lessee, as the same become due and payable under the Lease, regardless of whether or not any event of default exists under the Note or the Mortgage, and to apply the Rentals, less reasonable costs and expenses incurred by Assignee in collecting the same, to the payment of the installments then due and payable under the Note, but, provided no event of default under the Note or the Mortgage has happened and is continuing, remitting to Assignor any surplus.

     2. The Assignor hereby irrevocably authorizes, directs and instructs the Lessee to pay the rentals at the time and in the amounts specified in the Lease to the Assignee.

     3. Assignor irrevocably constitutes and appoints the Assignee its attorney-in-fact in its name or in Assignee's own name to use such measures, legal or equitable, as in its discretion may be deemed necessary or appropriate to enforce payment of the Rentals.

     4. Assignor will not: (i) modify or in any way alter the terms of the Lease, (ii) terminate the term of the Lease or accept a surrender thereof unless required to do so by the terms of the Lease, (iii) waive, condone or in any manner release or discharge the Lessee of or from the obligations, covenants, conditions and agreements by the Lessee to the performed under the Lease, including the obligations to pay the rent called for thereunder in the manner and at the time specified therein, or (iv) collect or seek to collect the Rentals from the Lessee or direct the Lessee to pay the Rentals and surrender unto Assignee, Assignor's rights, power and authority to do any of the foregoing and any attempt on the part of the Assignor to exercise any such right without the written authority and consent of the Assignee thereto being first had and obtained shall constitute a breach of the terms hereof entitling the Assignee to declare all sums secured hereby immediately due and payable.

     5. The Assignee shall not be obligated to collect or attempt any Rentals which are not in fact paid to it or its agent. Further, the Assignee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under the Lease, or under or by reason of this Assignment, and the Assignor shall and does hereby agree to indemnify the Assignee against and hold it harmless from any and all liability, loss or damage which it may or might incur under the Lease or under or by reason of the Assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in the
          Lease, or by reason of the exercise of any of its rights or remedies hereunder; should Assignee incur any such liability, loss or damage under the lease or under or by reason of this Assignment, or in defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, together with interest thereon at the rate provided in the Note or such extension or renewal of the note as may then be outstanding, shall be secured hereby and by the Mortgage, and Assignor shall reimburse Assignee therefor immediately upon demand, and upon failure of Assignor so to do the Assignee shall have the option to declare all sums secured hereby immediately due and payable.

     6. Assignor will promptly execute, upon written request of the Assignee, any and all instruments requested by the Assignee to carry this Assignment into effect or to accomplish any other purposes deemed by the Assignee to be reasonable necessary or appropriate in connection with this Assignment.

C.   It is further mutually agreed as follows:

     1. Upon payment in full of all sums secured hereby, as evidenced by the recording of an instrument of satisfaction or full release of the Mortgage, unless there shall have been recorded another mortgage in favor of Assignee for the benefit of the Assignee covering the whole or any part of the Mortgaged Premises, this Assignment shall become and be void and of no effect.

     2. Assignee shall have all rights and remedies available under the law in effect at the time such rights and remedies are sought to be enforced, whether or not they are available under current law.

     3.   This   Agreement  shall  be  construed   and   enforced
          according to the laws of the State of Oklahoma.

     4. This Assignment embodies the entire agreement and understanding between the parties relating to the subject matter hereof and may not be amended or waived except by an instrument in writing executed by the party against whom enforcement of such amendment or waiver is sought. If any clauses or provisions herein contained would invalidate this Assignment in whole or in part, such clauses or provisions only shall be invalid, and the remainder of this Assignment will remain in full force and effect.

     5.   This  Assignment shall be binding upon and shall  inure
          to   the  benefit  of  the  parties  hereto  and  their
          respective successors and assigns.

     6. Any delay by Assignee in exercising any right, remedy or power described or referred to in this Assignment shall neither be a waiver of nor preclude the exercise of such right or remedy. All such rights, remedies and powers shall be distinct and cumulative and may be exercised singly or serially (in any order) or concurrently, and as often as the occasion therefor arises.

     7. This Assignment is given as security in addition to the security of the Mortgage, and not as part of the security of the Mortgage. All rights and remedies herein conferred may be exercised whether or not foreclosure proceedings are pending under the Mortgage. Assignee shall not be required to resort first to the security of this Assignment or of the Mortgage before resorting to the security of the other, and Assignee may exercise the security hereof and of the Mortgage concurrently or independently and in any order of preference.

     8. All notices or demands which are required or permitted to be given or served hereunder shall be in writing and sent by certified or registered mail addressed as follows:

          To Assignee:

               Marcus J. Short, Vice President
               Bank of Oklahoma, N.A.
               P.O. Box 2300
               Tulsa, Oklahoma  74192

          To Assignor:

               Kenneth A. Chymiak, Manager
               Chymiak Investments, L.L.C.
               1605 E. Iola
               Broken Arrow, OK 74012

          Either party may designate a change of address by written notice to the other, given at least 10 days before such change of address is to become effective.

     9. This Assignment may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one instrument.

     IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed as of the day and year first above written.


                              "Assignor"
                              Chymiak Investments, L.L.C.


                              /S/ Kenneth  A.  Chymiak
                              ---------------------------------
                              By,   its:  Kenneth  A.  Chymiak,
                              Manager

                              "Assignee"
                              BANK OF OKLAHOMA, N.A.


                              /S/ Marcus J. Short
                              -------------------------------
                              Marcus J. Short, Vice President


STATE OF OKLAHOMA        )
                         )    ss.
COUNTY OF                )

      The foregoing instrument was acknowledged before me this day of September, 1999, by Kenneth A. Chymiak, in the capacity of Manager on behalf of Chymiak Investments, L.L.C., an Oklahoma limited liability company.


                              Notary Public

My commission expires:

[SEAL]



STATE OF OKLAHOMA        )
                         )    ss.
COUNTY OF                )

     The foregoing instrument was acknowledged before me this
day of         , 1999, by Marcus J. Short, Vice-President on
behalf of Bank of Oklahoma, N.A., a national banking association.


                              Notary Public

My commission expires:

[SEAL]

                           Exhibit "A"
                             to the
          Assignment of Lease (in Support of Mortgage)

Lot Five (5), Block One (1), Sentinel Industrial Park, an Addition in Tulsa County, Oklahoma, according to the Recorded Plat thereof, as such property is further referred to in that certain mortgage recorded in the records of the County Clerk of Tulsa County, Oklahoma at Book 5902 at Page 215.

January 11, 2000

Kenneth A. Chymiak, Vice President
Tulsat Corporation
1605 E. Iola
Broken Arrow, OK 74012

Re: Sixth Amendment to the Letter Agreement between DRK Enterprises, Inc. d/b/a Tulsat, which has changed its name to Tulsat Corporation, "Borrower" and Bank of Oklahoma, N. A. as "Lender" dated June 30, 1997; additional Guaranty Agreement by ADDvantage;

Dear Mr. Chymiak:

     This letter agreement shall constitute the sixth amendment to the amended and restated letter agreement dated June 30, 1997, as amended September 25, 1997, February 28, 1998, August 31, 1998, August 2, 1999, and September 23, 1999, (as amended, the
"Agreement")        by  and  between  Bank  of   Oklahoma,   N.A.
("Lender") and Tulsat Corporation, formerly DRK Enterprises, Inc., an Oklahoma corporation doing business as Tulsat ("Borrower"), and shall also serve to amend the Agreement to add ADDvantage Technologies Group, Inc., ("ADDvantage") as Guarantor of the obligations set forth in the Agreement.

      WHEREAS, the Borrower has previously entered into the Agreement setting forth, among other obligations, the obligation of the Borrower to repay the Lender the amount advanced by the Lender to the Borrower under a line of credit loan facility (the "Line Loan") in the amount of $4,500,000.00, which Line Loan is evidenced by an original promissory note of the Borrower to the Lender in the same amount dated August 8, 1999, maturing on June 30, 2000, (the "Line Note"); and,

     WHEREAS, the Borrower has requested, and the Lender has agreed to increase the Commitment for the set forth in the Agreement from $4,500,000.00 to $6,000,000.00; to increase the amount which may qualify to be borrowed on the Line by amending the Qualified Inventory Borrowing Base Limitation from an amount equal to 25% of the Qualified Inventory to an amount equal to 30% of the Qualified Inventory; and, to add ADDvantage as an additional guarantor of the obligations of Borrower set forth in the Agreement, which the Lender has agreed to do.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. The preamble to the Agreement is hereby amended, in part, to read as follows:

     (B) a revolving line of credit ("Line") in the principal sum of $6,000,000.00 (the "Commitment") which the Borrower may borrow, repay and re-borrow from time to time, subject to the Borrowing Base limitation as set forth below, until the earlier of (i) June 30, 2000, or (ii) the date upon which Lender accelerates Borrower's obligation after an Event of Default, as defined below (the "Commitment Termination Date").

The remaining provisions of the preamble as set forth in the Fifth Amendment to the Agreement dated September 23, 1999, to continue unamended.

2. Paragraph 2.1 of the Agreement is amended, in part, to read as follows:

     2.1 Subject to the terms and conditions of this Agreement, the Lender agrees to lend Borrower such amounts up to the maximum of $6,000,000.00 as Borrower may from time to time request as evidenced by a promissory note, in the form Attached hereto Exhibit "A-2", maturing on June 30, 2000, (which, together with any extensions, renewals and changes in form thereof, is hereinafter referred to as the "Line Note", or individually and collectively with the "Term Note" as the "Notes"), provided that the aggregate principal balance at any time outstanding under the Line Note shall not exceed the lesser of (i) the Commitment or (ii) the sum of the following:

The remaining provisions of such paragraph, as previously amended, to continue as previously set forth.

3.  The  Exhibit  "1"  attached hereto shall  and  does  replaces
Exhibit "A-2" of the Agreement.

4. Paragraph 2.1.2 of the Agreement is amended, to read as follows:

     2.1.2   An  Amount  equal to 30% of the Qualified  Inventory
     (the "Qualified Inventory Borrowing Base Limitation");

The remaining provisions of paragraph 2.1, as previously amended, to continue as previously set forth.

5.  ADDvantage shall guaranty the obligations of the Borrower  to
the  Lender and all references   to "Guarantors" made within  the
Agreement, and in particular paragraph 6.6 thereof, shall be deemed to include reverence to ADDvantage; Exhibit "2" to the amendment, the guaranty agreement of ADDvantage, shall be added to the Agreement  as Exhibit  "D-3"  thereof and shall be executed by ADDvantage and delivered to the Lender. Guarantors, Susan C. Chymiak, both individually and as Trustee of the Susan C. Chymiak Revocable Trust dated March 4, 1992; Kenneth A. Chymiak, both individually and as Trustee of the Kenneth A. Chymiak Revocable
Trust dated March 4, 1992; and David E. Chymiak shall execute and deliver to Lender amended Guaranty Agreements that reflect that the Borrower's name has changed from DRK Enterprises, Inc., d/b/a
Tulsat to Tulsat Corporation in the form of     Exhibits "3"  and
"4" to this amendment, which shall replace Exhibits "D-1" and "D-2" to the Agreement. Guarantors, by executing this amendment and
executing  and delivering to the   Lender their respect  Guaranty
Agreements, acknowledge that they will receive a direct benefit from the extension of credit to the Borrower and that the extension of such credit, and the increase in the Line loan evidenced by this amendment represents new consideration to the Guarantors in support of the guaranty of ADDvantage and the amended guaranties of the other Guarantors.

6. Paragraph 7.19 of the Agreement shall be amended to read as follows:

          7.19 Until the indebtedness evidenced herein is equal to or less than the aggregate of $5,000,000, Borrower will furnish Lender with subordinations of all owner's debt and interest payable to owners will be accrued and not paid to such owners during the period of time the indebtedness exceeds the amount of $5,000,000.

7.  All  other terms and conditions of this Agreement,  including
but   not  limited  to  the  Security  Agreements,  the  Guaranty
Agreements (as amended) and all other related agreements and documents shall remain in full force and effect.

     If the foregoing sets forth your agreement with the Lender, please indicate by signing in the spaces provided below.


Sincerely,

Bank of Oklahoma, N.A.


By:   /S/ Marcus J. Short
      -------------------------------
      Marcus J. Short, Vice President

Agreed and accepted this _____ day of January, 2000.

"Borrower"

Tulsat Corporation, formerly DRK Enterprises, Inc., d/b/a Tulsat


By:   /S/ Kenneth A. Chymiak
      ----------------------------------
      Kenneth A. Chymiak, Vice President


Additional "Guarantor"

ADDvantage Technologies Group, Inc.

By:   /S/ Kenneth A. Chymiak
      ----------------------------------
      Kenneth A. Chymiak (President)


"Guarantors", by their execution hereof demonstrate their acknowledgement and agreement with respect to this sixth amendment to the Agreement, adopt and ratify their guaranties, and acknowledge the receipt of additional consideration in support of the amendment to existing guaranties and new guaranty of the indebtedness of the Borrower.

/S/ Kenneth A. Chymiak                       /S/ Susan C. Chymiak
---------------------------------            ------------------------------
Kenneth A. Chymiak,  individually            Susan C. Chymiak, individually


/S/ Kenneth A. Chymiak                       /S/ Susan C. Chymiak
---------------------------------            ------------------------------
Kenneth A. Chymiak as Trustee of             Susan C. Chymiak as Trustee of
the  Kenneth A. Chymiak Revocable            the Susan C. Chymiak Revocable
Trust  dated  March 4, 1992                  Trust dated March 4, 1992


/S/ David E. Chymiak
--------------------
David E. Chymiak


ADDvantage Technologies Group, Inc.


By:   /S/ Kenneth A. Chymiak
      ----------------------------------,
      Kenneth A. Chymiak (President)

                         AMENDED PROMISSORY NOTE
                            Variable/Commercial

DEBTOR(S) NAME & ADDRESS    NOTE NUMBER   DATE OF      MATURITY     PRINCIPAL
                                0001        NOTE         DATE         AMOUNT
                                          1/11/2000   06/30/2000  $6,000,000.00
Tulsat Corporation
p/k/a DRK Enterprises,
Inc., dba Tulsat
1605 East Iola
Broken Arrow, OK 74102
                            CUSTOMER NUMBER  [ ] NEW LOAN           OFFICER
                            1845500          [X] RENEWAL OF LOAN    SPM
                                                 NUMBER 0001
                            [ ]  FIXED INTEREST RATE OF:
                            [X]  VARIABLE INTEREST RATE: CHASE MANHATTAN PRIME
                            LESS 1/2% PER ANNUM, INTEREST PAYABLE: MONTHLY

                                                                    SSN/TIN
                            COLLATERAL CATEGORIES                   NUMBER
                            Accounts, Inventory, Equipment          73-1251975
                            PAYMENT TERMS:                          PURPOSE
                            Accrued interest due and payable        Working
                            MONTHLY, beginning  1/30/2000           Capital
                            and MONTHLY thereafter, with
                            outstanding principal balance
                            plus unpaid accrued interest due
                            and payable on 06/30/2000


FOR VALUE RECEIVED, the undersigned Debtor(s), jointly and severally if more than one, agree to the terms of this Note and promise to pay to the order of Lender named below at its place of business as indicated herein or at such other place as may be designated in writing by holder, the Principal amount of this Note together with interest until maturity at the per annum interest rate or rates stated above. If the writing above indicates that the per annum interest rate is to vary with changes made from time to time in the base or prime rate of Lender or other financial institution, each change in the rate will become effective without notice to Debtor on the same day such base or prime rate is change, unless a different effective date is specified above. The base or prime rate set forth above is determined by the named Financial Institution in its sole discretion primarily on a basis of its cost of funds, is not necessarily the lowest or highest rate the named Financial Institution is charging its customer, and is not necessarily a published rate. In the event the named Financial Institution fixing  the  base  or  prime rate ceases to exist  or  ceases  to announce such a rate, lender may specify a new Financial Institution to fix such rate, in its sole discretion. Interest on this Note is calculated on the actual number of days elapsed on a basis of a 360 day year unless otherwise indicated herein. For purposes of computing such interest and determining the date principal and interest payments are received, all payments made under this Note will not be deemed to have been made until such payments are received in collected funds.

PAYMENTS NOT MADE WHEN DUE. Any principal and/or interest amount not paid when due shall bear interest at a rate six percent (6%) per annum greater than the per annum interest rate prevailing on this Note at the time the unpaid amount become due, but in no event at a rate less than fifteen percent (15%) per annum. In addition or in the alternative to the interest rate provided for in this paragraph lender may assess a charge of ten dollars ($10.00) times the number of days late to cover cost of past due notices and other expenses. In no event shall the interest rate and related charges either before or after maturity be greater than permitted by law.

ALL PARTIES PRINCIPALS. All parties liable for payment hereunder shall each be regarded as a principal and each party agrees that any party hereto with approval of holder and without notice to other parties may from time to time renew this Note or consent to one or more extensions or deferrals of Maturity Date for any term or terms, and all parties shall be liable in same manner as on original note. All parties liable for payment hereunder waive presentment, notice of dishonor and protest and consent to partial payments, substitutions or release of collateral and to addition or release of any party or guarantor.

ADVANCES AND PAYMENTS. It is agreed that the sum of all advances under this Note may exceed the Principal Amount as shown above, but the unpaid balance shall never exceed said Principal Amount. Advances and payments on Note shall be recorded on records of Lender and such records shall be prima facie evidence of such advances, payments and unpaid principal balance. Subsequent advances and the procedures described herein shall not be construed or interpreted as granting a continuing line of credit for Principal Amount. Lender reserves the right to apply any payment by Debtor, or for account of Debtor, toward this Note or any other obligation of Debtor to Lender.

COLLATERAL. This Note and all other obligations of Debtor to Lender, and all renewals or extensions thereof, are secured by all collateral securing this Note and by all other security interests heretofore or hereafter granted to Lender as more specifically described in Security Agreements and other securing documentation.

ACCELERATION. At option of holder, the unpaid balance of this Note and all other obligations of Debtor to holder, whether direct or indirect, absolute or contingent, now existing or hereafter  arising,  shall  become immediately  due  and  payable without
notice or demand upon the occurrence or existence of any of the following events or conditions: (a) Any payment required by this Note or by any other note or obligation of Debtor to holder or to others is not made when due or the occurrence or existence of any event which results in acceleration of the maturity of any obligation of Debtor to holder or to others under any promissory note, agreement or undertaking; (b) Debtor defaults in performance of any covenant, obligation, warranty or provision contained in any loan agreement or in the instrument or document securing or relating to this Note or any other note or obligation of Debtor to holder or to others; (c) any warranty, representation, financial information or statement made or furnished to Lender by or in behalf of Debtor proves to have been false in any material respect when made or furnished; (d) The making of any levy against or seizure, garnishment or attachment of any collateral; (e) Any time Lender in good faith determines prospect of payment of this Note is impaired; (f) when in the judgment of Lender, the collateral, if any, becomes unsatisfactory or insufficient either in character or value and upon request, Debtor fails to provide additional collateral as required by Lender; (g) Loss, theft, substantial damage or destruction of collateral, if any; (h) Death, dissolution, change in senior management, or termination of existence of any Debtor, or (i) Appointment of a receiver over any part of the property of any Debtor, the assignment of property by any Debtor for the benefit of creditors, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against any party liable, directly or indirectly, hereunder.

WAIVERS. No waiver by holder of any payment or other right under this Note or any related agreement or documentation shall operate as a waiver of any other payment or right.

GOVERNING LAW. This Note and the obligations evidenced hereby are made, entered into, to be construed and governed by the laws of the state indicated in the address of Lender shown below. Debtor(s) consent to the jurisdiction and venue of any Court sitting in the State indicated in the address of Lender.

COLLECTION COSTS. All parties liable for payment hereunder agree to pay reasonable costs of collection, including an attorney's fee of a minimum of fifteen percent (15%) of all sums due upon default.

RIGHT OF OFFSET. Any indebtedness due from holder hereof to Debtor or any party hereto including, but without limitation, any deposits or credit balances due from holder, is pledged to secure payment of this Note and any other obligation to holder of Debtor or any party hereto, and may at any time while the whole or any part of such obligation remains unpaid, either before or after Maturity hereof, be appropriated, held or applied toward the payment of this Note or any other obligation to holder of Debtor or any part hereto.

PURPOSE. Debtor affirms that the proceeds of this Note are to be used for a business or agricultural purpose and not for personal, family or household purposes.

ENTIRE  AGREEMENT.  All parties acknowledge that  this  Note  and related documents contain the complete and entire agreement between Debtor and Lender and no variation, modification, changes or amendments to this Note or related documents shall be binding unless in writing and signed by all parties. No legal relationship is created by the execution of this Note and related documents except that of debtor and creditor or as stated in writing.

LENDER NAME AND ADDRESS        DEBTOR(S) SIGNATURE(S)
                               Tulsat   Corporation  p/k/a   DRK
                               ENTERPRISES, INC.
                               dba Tulsat
Bank of Oklahoma, N.A.
Post Office Box 2300
Tulsa, Oklahoma 74192-3200

                               By:      /S/ David E. Chymiak
                                        ----------------------------------
                                        David E. Chymiak( President )

                EXHIBIT 2 TO THE SIXTH AMENDMENT
                  EXHIBIT D-3 TO THE AGREEMENT

                       GUARANTY AGREEMENT

                                            Date: January 11, 2000

DEBTOR NAME AND ADDRESS           LENDER NAME AND ADDRESS

Tulsat Corporation                Bank of Oklahoma, N.A.
1605 East Iola                    Post Office Box 2300
Broken Arrow, Oklahoma  74102     Tulsa, Oklahoma 74192-2300

A. To induce the Lender to extend credit to the Debtor and for other good and valuable consideration, the receipt of which is acknowledged, and for the purpose of enabling the Debtor to obtain or renew loans, credit and other financial accommodation from the Lender named above, each of the undersigned as a primary obligor, jointly and severally and unconditionally: (1) guarantees to the Lender that Debtor will fully and promptly pay or otherwise discharge all indebtedness and other obligations upon which Debtor now is or may later, from time to time, become obligated to Lender as principal, guarantor, endorser, or in any other capacity, and whether joint or several liability or liability created by direct dealing with Lender or through transfer from others, and regardless of the nature and form of indebtedness and whether due or not due; (2) agrees, without the Lender first having to proceed against Debtor or any other party liable or to liquidate any security, to pay on demand all sums due and to become due to Lender from Debtor, and all losses, costs, attorney fees or expenses which may be suffered or incurred by Lender by reason of Debtor's default or the default of the undersigned; (3) except as setoff is waived, agrees to be bound by and on demand to pay any deficiency or difference between all indebtedness of the Debtor and the proceeds of any private or public sale (including a sheriff's sale) of the security held by Lender, with or without notice to the undersigned; (4) agrees that liability under this Agreement will not be affected or impaired by any failure, neglect or omission, including a failure or delay to perfect or maintain perfection of a security interest, either in relation to the collection of the indebtedness or the protection of the security given, and regardless of whether the Lender fails or omits to seek or is precluded from seeking a judgment against Debtor; and
     (5) further agrees that the liability of the undersigned shall not be affected by any lack of validity or enforceability due to defense, claim, discharge or otherwise of any indebtedness guaranteed by this Agreement or the security of the indebtedness (collectively, "indebtedness").

B. Lender may at any time and from time to time without the further consent of or notice to the undersigned, without incurring responsibility to the undersigned and without impairing or releasing the obligations of the undersigned, and upon any terms and conditions the Lender may elect: (1) change the manner place or terms of payment or extend the time of payment of any indebtedness of Debtor to Lender; (2) renew, increase or alter any indebtedness of Debtor to Lender; (3) raise or lower the interest rate or rates charged Debtor; (4) sell, exchange, release, surrender, realize upon or otherwise deal or not deal with in any manner and in any order any property at any time pledged to secure or securing the indebtedness of Debtor to Lender or any liabilities incurred directly or indirectly under this Agreement, or any offsets against any such indebtedness or liabilities; (5) exercise or refrain from exercising any rights against Debtor or others, or otherwise act or refrain from acting; (6) settle or compromise any indebtedness guaranteed or incurred; (7) subordinate the payment of all or part of any indebtedness of Debtor to Lender to the payment of any liabilities which may be due Lender or others; (8) apply any sums paid by or for account of Debtor to any indebtedness of Debtor to Lender regardless of what indebtedness or liability of Debtor to Lender remains unpaid and regardless as to which indebtedness such sums were intended to be applied; (9) release any one or more of the undersigned, any other guarantor or any other party liable upon or for any indebtedness or other obligation guaranteed, and such release will not affect the liability under this Agreement of any of the undersigned or any other party not so released; (10) add or release the primary or secondary liability of principals, guarantors or other parties, and/or
     (11) obtain additional collateral security.


C. The undersigned waives: (1) any and all acceptance of this Guaranty Agreement; (2) notice of the creation of any indebtedness; (3) any presentment, demand for payment, notice of default or non-payment, notice of acceleration, notice of disposition of security, notice of dishonor or protest to or upon any party and all other notices whatsoever whether required or permits by this Guaranty Agreement, any other agreement, course of dealing, usage of trade, course of performance and, to the extent allowed, the law; (4) any exercise of any remedy which the Lender now has or later acquires against the Debtor or any other party; (5) any impairment of collateral, including, but not limited to, the failure to perfect, or maintain perfection of, a security interest in collateral; and (6) any event, or any act or omission of the Lender (except acts or omissions in bad faith) which materially increases the scope of the undersigned's risk as guarantor, including the manner of administration of the loan and changes in the form or manner in which any party does business or in their financial condition any notice of any such change.

D. This Guaranty Agreement shall be absolute, unconditional and continuing guaranty of payment and not of collection and shall be binding upon the undersigned, heirs or successors of the undersigned, and the estate or estates of the undersigned: (1) regardless of the death or cessation of existence of any of the undersigned or of any guarantor or any other party liable upon any indebtedness or other obligation hereby guaranteed; (2) irrespective of any defenses, claim or discharge available to the Debtor under law or under any agreement with the Lender; and (3) irrespective of any failure or delay by the Lender to perfect or keep perfected any lien or security interest in any collateral. This Guaranty Agreement is an independent obligation which is separately enforceable from the obligation of the Debtor.

E. All rights of the Lender are cumulative and not alternative to other rights. Suit may be brought against the undersigned or other parties liable, jointly and severally, and against any one or more of them, and against all or less than all, without impairing the rights of the Lender, its successors or assigns, against others of the undersigned. The Lender may settle with any one of the undersigned or any other party for such sum or sums as it may see fit and release such of the undersigned or other parties from all further liability to the Lender for such indebtedness without impairing the right of the Lender to demand and collect the balance of such indebtedness from others of the undersigned not so released.

F. The Lender may assigned this Agreement or any of its rights and powers under it, with all or any part of the indebtedness guaranteed, and may assign to any such assignee any of the security for the indebtedness. In the event of such assignment, the assignee shall have the same rights and remedies as if originally named in this Agreement in place of Lender, and the Lender shall thereafter be fully discharged form all responsibility with respect to any such indebtedness so assigned.

G. Unless expressly limited by specific writing as set forth in this Guaranty Agreement, it is understood to be unlimited in amount. If limited, it is understood the limit means a fixed amount or percentage of any indebtedness before application of the actual proceeds of the disposition of any security applied to any unguaranteed portion of the indebtedness.

H. Until the indebtedness of the Debtor have been paid in full, the undersigned agrees to provide to the Lender from time to time upon demand such financial statements, copies of tax returns, and other information as to the undersigned as the Lender may reasonably require.

I. Any deposits or other sums credited by or due from the Lender to the undersigned may be set off against any and all liabilities of the undersigned to the Lender arising under the terms of this Guaranty Agreement. The rights granted by this paragraph shall be in addition to the rights of the Lender under any statutory banker's lien or common law right of offset.

J. Until the obligations of the Debtor have been paid in full, the undersigned specifically waives all rights of subrogation to the rights of the Lender, any claim to any security or its value to which the Lender has recourse, and all rights of reimbursement or contribution from other parties, whether principals or sureties, accommodation or guarantors.



K. The undersigned may, only by written notice given to and received by Lender, withdraw only from liability for additional indebtedness of Debtor accepted by or incurred to Lender after the time of receipt of such notice by Lender. The liability and other agreements of the undersigned shall not be otherwise affected by shall continue until all indebtedness, including loan commitments, existing at the time of the receipt of such notice, and renewals or extensions of indebtedness to which the undersigned consents, is fully paid. After any such revocation, Lender may exercise any rights granted in this Agreement without releasing the undersigned from liability.

L. Notwithstanding the provisions of any not or obligation to which this Guaranty Agreement applies, it is the intention of the parties, and it is here provided, that a Guarantor shall not be liable for interest charges in excess of the maximum amount permitted under the law applicable to this Guaranty Agreement.

M The undersigned specifically waives any right to setoff under 12 O.S. -S- 686, 150.S -S- 341, or any like statutes, and agree that the Lender may apply the actual proceeds from the disposition of any security first to any unguaranteed portion of the indebtedness. Any part to this Guaranty Agreement has right to waive trial by jury and waives all objections to venue in any action instituted by the Lender arising out of this Guaranty Agreement.

N. The undersigned waive, as of the date of this Guaranty Agreement, any claim, as that term is defined in the Federal Bankruptcy Code, which the undersigned might have or acquire against the Debtor arising from the existence or performance of the undersigned's obligations under this Guaranty Agreement, and to that extent that the undersigned is not a creditor of the Debtor. In addition to the waiver of the status of creditor, it is agreed that the indebtedness guaranteed under this Guaranty Agreement excludes all portions of the indebtedness paid by the Debtor during the period of time within one year prior to the filing of any bankruptcy, reorganization or insolvency proceedings by or against the Debtor. If any payment made by the Debtor to the Lender is determined to be avoidable under applicable state law or the Federal Bankruptcy Code, to that extent, if demanded by the Lender, this Guaranty Agreement is deemed to be reinstated to include the amount within the indebtedness under this Guaranty Agreement.

O. The undersigned, by signing below, acknowledge having read this Guaranty Agreement, having reviewed it to the extent desired with their legal counsel, and receiving a copy of it and also receiving an explanation of any questions. The undersigned also have read any cosigner notice provided by Lender. The undersigned understand that the undersigned may have to pay any indebtedness or obligation covered by this Guaranty Agreement in the event the Debtor fails or refuses to do so. The undersigned also represent that they are aware of the financial condition of Debtor and acknowledge a responsibility to maintain a close watch on that financial condition as long as this Guaranty Agreement is outstanding and that they are not relying on the Lender to provide information on the Debtor's financial condition, now or in the future.

P. This Guaranty Agreement and the obligations evidence in it are to be construed and governed by the laws of the state indicated in the address of Lender shown above.

Q. This Guaranty Agreement constitutes the entire agreement between the parties with respect to the obligations of the undersigned and the rights of the Lender under this Guaranty Agreement. This Guaranty Agreement cannot be amended except by an agreement in writing signed by both the undersigned and the Lender. No condition as to the effectiveness or enforcement of this Guaranty Agreement exists except as stated in this Guaranty Agreement. Regardless of any other provision of this Guaranty Agreement to the contrary, and unless otherwise specifically released or modified by this Guaranty Agreement, all other obligations of the undersigned to Lender evidenced by a note, loan agreement, guaranty or other written agreement remain in force and effect.







     WITNESSES SIGNATURE(S)            GUARANTOR SIGNATURE(S)


                                   ADDvantage Technologies Group, Inc.


                                   By: /S/ Kenneth A. Chymiak
                                       --------------------------------
                                       Kenneth A. Chymiak, ( President)

                   AMENDED GUARANTY AGREEMENT


                                            Date:    January   11,  2000

DEBTOR NAME AND ADDRESS           LENDER NAME AND ADDRESS

Tulsat Corporation, p/k/a         Bank of Oklahoma, N.A.
DRK Enterprises, Inc.             Post Office Box 2300
d/b/a/ Tulsat                     Tulsa, Oklahoma 74192-2300
1605 East Iola
Broken Arrow, Oklahoma  74102

A. To induce the Lender to extend credit to the Debtor and for other good and valuable consideration, the receipt of which is acknowledged, and for the purpose of enabling the Debtor to obtain or renew loans, credit and other financial accommodation from the Lender named above, each of the undersigned as a primary obligor, jointly and severally and unconditionally: (1) guarantees to the Lender that Debtor will fully and promptly pay or otherwise discharge all indebtedness and other obligations upon which Debtor now is or may later, from time to time, become obligated to Lender as principal, guarantor, endorser, or in any other capacity, and whether joint or several liability or liability created by direct dealing with Lender or through transfer from others, and regardless of the nature and form of indebtedness and whether due or not due; (2) agrees, without the Lender first having to proceed against Debtor or any other party liable or to liquidate any security, to pay on demand all sums due and to become due to Lender from Debtor, and all losses, costs, attorney fees or expenses which may be suffered or incurred by Lender by reason of Debtor's default or the default of the undersigned; (3) except as setoff is waived, agrees to be bound by and on demand to pay any deficiency or difference between all indebtedness of the Debtor and the proceeds of any private or public sale (including a sheriff's sale) of the security held by Lender, with or without notice to the undersigned; (4) agrees that liability under this Agreement will not be affected or impaired by any failure, neglect or omission, including a failure or delay to perfect or maintain perfection of a security interest, either in relation to the collection of the indebtedness or the protection of the security given, and regardless of whether the Lender fails or omits to seek or is precluded from seeking a judgment against Debtor; and
     (5) further agrees that the liability of the undersigned shall not be affected by any lack of validity or enforceability due to defense, claim, discharge or otherwise of any indebtedness guaranteed by this Agreement or the security of the indebtedness (collectively, "indebtedness").

B. Lender may at any time and from time to time without the further consent of or notice to the undersigned, without incurring responsibility to the undersigned and without impairing or releasing the obligations of the undersigned, and upon any terms and conditions the Lender may elect: (1) change the manner place or terms of payment or extend the time of payment of any indebtedness of Debtor to Lender; (2) renew, increase or alter any indebtedness of Debtor to Lender; (3) raise or lower the interest rate or rates charged Debtor; (4) sell, exchange, release, surrender, realize upon or otherwise deal or not deal with in any manner and in any order any property at any time pledged to secure or securing the indebtedness of Debtor to Lender or any liabilities incurred directly or indirectly under this Agreement, or any offsets against any such indebtedness or liabilities; (5) exercise or refrain from exercising any rights against Debtor or others, or otherwise act or refrain from acting; (6) settle or compromise any indebtedness guaranteed or incurred; (7) subordinate the payment of all or part of any indebtedness of Debtor to Lender to the payment of any liabilities which may be due Lender or others; (8) apply any sums paid by or for account of Debtor to any indebtedness of Debtor to Lender regardless of what indebtedness or liability of Debtor to Lender remains unpaid and regardless as to which indebtedness such sums were intended to be applied; (9) release any one

Guaranty Agreement
Tulsat Corporation p/k/a
DRK Enterprises, Inc.
Page Two

     or more of the undersigned, any other guarantor or any other party liable upon or for any indebtedness or other obligation guaranteed, and such release will not affect the liability under this Agreement of any of the undersigned or any other party not so released; (10) add or release the primary or secondary liability of principals, guarantors or other parties, and/or (11) obtain additional collateral security.

C. The undersigned waives: (1) any and all acceptance of this Guaranty Agreement; (2) notice of the creation of any indebtedness; (3) any presentment, demand for payment, notice of default or non-payment, notice of acceleration, notice  of  disposition of security, notice of  dishonor  or
     protest   to  or  upon  any  party  and  all  other  notices
     whatsoever whether required or permits by this Guaranty Agreement, any other agreement, course of dealing, usage of trade, course of performance and, to the extent allowed, the law; (4) any exercise of any remedy which the Lender now has or later acquires against the Debtor or any other party; (5) any impairment of collateral, including, but not limited to, the failure to perfect, or maintain perfection of, a security interest in collateral; and (6) any event, or any act or omission of the Lender (except acts or omissions in bad faith) which materially increases the scope of the undersigned's risk as guarantor, including the manner of administration of the loan and changes in the form or manner in which any party does business or in their financial condition any notice of any such change.

D. This Guaranty Agreement shall be absolute, unconditional and continuing guaranty of payment and not of collection and shall be binding upon the undersigned, heirs or successors of the undersigned, and the estate or estates of the undersigned: (1) regardless of the death or cessation of existence of any of the undersigned or of any guarantor or any other party liable upon any indebtedness or other obligation hereby guaranteed; (2) irrespective of any defenses, claim or discharge available to the Debtor under law or under any agreement with the Lender; and (3) irrespective of any failure or delay by the Lender to perfect or keep perfected any lien or security interest in any collateral. This Guaranty Agreement is an independent obligation which is separately enforceable from the obligation of the Debtor.

E. All rights of the Lender are cumulative and not alternative to other rights. Suit may be brought against the undersigned or other parties liable, jointly and severally, and against any one or more of them, and against all or less than all, without impairing the rights of the Lender, its successors or assigns, against others of the undersigned. The Lender may settle with any one of the undersigned or any other party for such sum or sums as it may see fit and release such of the undersigned or other parties from all further liability to the Lender for such indebtedness without impairing the right of the Lender to demand and collect the balance of such indebtedness from others of the undersigned not so released.

F. The Lender may assigned this Agreement or any of its rights and powers under it, with all or any part of the indebtedness guaranteed, and may assign to any such assignee any of the security for the indebtedness. In the event of such assignment, the assignee shall have the same rights and remedies as if originally named in this Agreement in place of Lender, and the Lender shall thereafter be fully discharged form all responsibility with respect to any such indebtedness so assigned.

G. Unless expressly limited by specific writing as set forth in this Guaranty Agreement, it is understood to be unlimited in amount. If limited, it is understood the limit means a fixed amount of percentage of any indebtedness before application of the actual proceeds of the disposition of any security applied to any unguaranteed portion of the indebtedness.

          $500,000.00

Guaranty Agreement
Tulsat Corporation p/k/a
DRK Enterprises, Inc.
Page Three

H. Until the indebtedness of the Debtor have been paid in full, the undersigned agrees to provide to the Lender from time to time upon demand such financial statements, copies of tax returns, and other information as to the undersigned as the Lender may reasonably require.

I. Any deposits or other sums credited by or due from the Lender to the undersigned may be set off against any and all liabilities of the undersigned to the Lender arising under the terms of this Guaranty Agreement. The rights granted by this paragraph shall be in addition to the rights of the Lender under any statutory banker's lien or common law right of offset.

J. Until the obligations of the Debtor have been paid in full, the undersigned specifically waives all rights of subrogation to the rights of the Lender, any claim to any security or its value to which the Lender has recourse, and all rights of reimbursement or contribution from other parties, whether principals or sureties, accommodation or guarantors.

K.   The  undersigned may, only by written notice  given  to  and
     received  by  Lender,  withdraw  only  from  liability   for
     additional indebtedness of Debtor accepted by or incurred to Lender after the time of receipt of such notice by Lender. The liability and other agreements of the undersigned shall not be otherwise affected by shall continue until all
     indebtedness,  including   loan  commitments,  existing at
     the time of the receipt of such notice, and renewals or extensions of indebtedness to which the undersigned consents, is fully paid. After any such revocation, Lender may exercise any rights granted in this Agreement without releasing the undersigned from liability.

L. Notwithstanding the provisions of any not or obligation to which this Guaranty Agreement applies, it is the intention of the parties, and it is here provided, that a Guarantor shall not be liable for interest charges in excess of the maximum amount permitted under the law applicable to this Guaranty Agreement.

M The undersigned specifically waives any right to setoff under 12 O.S. -S- 686, 150.S -S- 341, or any like statutes, and agree that the Lender may apply the actual proceeds from the disposition of any security first to any unguaranteed portion of the indebtedness. Any part to this Guaranty Agreement has right to waive trial by jury and waives all objections to venue in any action instituted by the Lender arising out of this Guaranty Agreement.

N. The undersigned waive, as of the date of this Guaranty Agreement, any claim, as that term is defined in the Federal Bankruptcy Code, which the undersigned might have or acquire against the Debtor arising from the existence or performance of the undersigned's obligations under this Guaranty Agreement, and to that extent that the undersigned is not a creditor of the Debtor. In addition to the waiver of the status of creditor, it is agreed that the indebtedness guaranteed under this Guaranty Agreement excludes all portions of the indebtedness paid by the Debtor during the period of time within one year prior to the filing of any bankruptcy, reorganization or insolvency proceedings by or against the Debtor. If any payment made by the Debtor to the Lender is determined to be avoidable under applicable state law or the Federal Bankruptcy Code, to that extent, if demanded by the Lender, this Guaranty Agreement is deemed to be reinstated to include the amount within the indebtedness under this Guaranty Agreement.

O. The undersigned, by signing below, acknowledge having read this Guaranty Agreement, having reviewed it to the extent desired with their legal counsel, and receiving a copy of it and also receiving an explanation of any questions. The undersigned also have read any cosigner notice provided by Lender. The undersigned understand that the undersigned may have to pay any indebtedness or obligation covered by this Guaranty Agreement in the event the Debtor fails or refuses to do so. The undersigned also represent that they are aware of the financial condition of Debtor and acknowledge a responsibility to maintain a

Guaranty Agreement
Tulsat Corporation p/k/a
DRK Enterprises, Inc.
Page Four

     close watch on that financial condition as long as this Guaranty Agreement is outstanding and that they are not relying on the Lender to provide information on the Debtor's financial condition, now or in the future.

P. This Guaranty Agreement and the obligations evidence in it are to be construed and governed by the laws of the state indicated in the address of Lender shown above.

Q. This Guaranty Agreement constitutes the entire agreement between the parties with respect to the obligations of the undersigned and the rights of the Lender under this Guaranty Agreement. This Guaranty Agreement cannot be amended except by an agreement in writing signed by both the undersigned and the Lender. No condition as to the effectiveness or enforcement of this Guaranty Agreement exists except as stated in this Guaranty Agreement. Regardless of any other provision of this Guaranty Agreement to the contrary, and unless otherwise specifically released or modified by this Guaranty Agreement, all other obligations of the undersigned to Lender evidenced by a note, loan agreement, guaranty or other written agreement remain in force and effect.


     WITNESSES SIGNATURE(S)            GUARANTOR SIGNATURE(S)

                                     The  Ken  Chymiak  Revocable Trust
                                     dated March 4, 1992

                                     Kenneth A. Chymiak, Trustee

                                     ---------------------------------
                                     Kenneth A. Chymiak, individually


                                     The Susan Chymiak Revocable Trust
                                     dated March 4, 1992


                                     /S/ Susan C. Chymiak
                                     -------------------------
                                     Susan C. Chymiak, Trustee

                                     /S/ Susan C. Chymiak
                                     ------------------------------
                                     Susan C. Chymiak, individually

                   AMENDED GUARANTY AGREEMENT



                                            Date: January 11, 2000

DEBTOR NAME AND ADDRESS           LENDER NAME AND ADDRESS

Tulsat Corporation p/k/a          Bank of Oklahoma, N.A.
DRK Enterprises, Inc.             Post Office Box 2300
d/b/a/ Tulsat                     Tulsa, Oklahoma 74192-2300
1605 East Iola
Broken Arrow, Oklahoma  74102

A. To induce the Lender to extend credit to the Debtor and for other good and valuable consideration, the receipt of which is acknowledged, and for the purpose of enabling the Debtor to obtain or renew loans, credit and other financial accommodation from the Lender named above, each of the undersigned as a primary obligor, jointly and severally and unconditionally: (1) guarantees to the Lender that Debtor will fully and promptly pay or otherwise discharge all indebtedness and other obligations upon which Debtor now is or may later, from time to time, become obligated to Lender as principal, guarantor, endorser, or in any other capacity, and whether joint or several liability or liability created by direct dealing with Lender or through transfer from others, and regardless of the nature and form of indebtedness and whether due or not due; (2) agrees, without the Lender first having to proceed against Debtor or any other party liable or to liquidate any security, to pay on demand all sums due and to become due to Lender from Debtor, and all losses, costs, attorney fees or expenses which may be suffered or incurred by Lender by reason of Debtor's default or the default of the undersigned; (3) except as setoff is waived, agrees to be bound by and on demand to pay any deficiency or difference between all indebtedness of the Debtor and the proceeds of any private or public sale (including a sheriff's sale) of the security held by Lender, with or without notice to the undersigned; (4) agrees that liability under this Agreement will not be affected or impaired by any failure, neglect or omission, including a failure or delay to perfect or maintain perfection of a security interest, either in relation to the collection of the indebtedness or the protection of the security given, and regardless of whether the Lender fails or omits to seek or is precluded from seeking a judgment against Debtor; and
     (5) further agrees that the liability of the undersigned shall not be affected by any lack of validity or enforceability due to defense, claim, discharge or otherwise of any indebtedness guaranteed by this Agreement or the security of the indebtedness (collectively, "indebtedness").

B. Lender may at any time and from time to time without the further consent of or notice to the undersigned, without incurring responsibility to the undersigned and without impairing or releasing the obligations of the undersigned, and upon any terms and conditions the Lender may elect: (1) change the manner place or terms of payment or extend the time of payment of any indebtedness of Debtor to Lender; (2) renew, increase or alter any indebtedness of Debtor to Lender; (3) raise or lower the interest rate or rates charged Debtor; (4) sell, exchange, release, surrender, realize upon or otherwise deal or not deal with in any manner and in any order any property at any time pledged to secure or securing the indebtedness of Debtor to Lender or any liabilities incurred directly or indirectly under this Agreement, or any offsets against any such indebtedness or liabilities; (5) exercise or refrain from exercising any rights against Debtor or others, or otherwise act or refrain from acting; (6) settle or compromise any indebtedness guaranteed or incurred; (7) subordinate the payment of all or part of any indebtedness of Debtor to Lender to the payment of any liabilities which may be due Lender or others; (8) apply any sums paid by or for account of Debtor to any indebtedness of Debtor to Lender regardless of what indebtedness or liability of Debtor to Lender remains

Guaranty Agreement
Tulsat Corporation p/k/a
DRK Enterprises, Inc.
Page Two

     unpaid and regardless as to which indebtedness such sums were intended to be applied; (9) release any one or more of the undersigned, any other guarantor or any other party liable upon or for any indebtedness or other obligation guaranteed, and such release will not affect the liability under this Agreement of any of the undersigned or any other party not so released; (10) add or release the primary or secondary liability of principals, guarantors or other parties, and/or (11) obtain additional collateral security.

C. The undersigned waives: (1) any and all acceptance of this Guaranty Agreement; (2) notice of the creation of any indebtedness; (3) any presentment, demand for payment, notice of default or non-payment, notice of acceleration, notice  of  disposition of security, notice of  dishonor  or
     protest   to  or  upon  any  party  and  all  other  notices
     whatsoever whether required or permits by this Guaranty Agreement, any other agreement, course of dealing, usage of trade, course of performance and, to the extent allowed, the law; (4) any exercise of any remedy which the Lender now has or later acquires against the Debtor or any other party; (5) any impairment of collateral, including, but not limited to, the failure to perfect, or maintain perfection of, a security interest in collateral; and (6) any event, or any act or omission of the Lender (except acts or omissions in bad faith) which materially increases the scope of the undersigned's risk as guarantor, including the manner of administration of the loan and changes in the form or manner in which any party does business or in their financial condition any notice of any such change.

D. This Guaranty Agreement shall be absolute, unconditional and continuing guaranty of payment and not of collection and shall be binding upon the undersigned, heirs or successors of the undersigned, and the estate or estates of the undersigned: (1) regardless of the death or cessation of existence of any of the undersigned or of any guarantor or any other party liable upon any indebtedness or other obligation hereby guaranteed; (2) irrespective of any defenses, claim or discharge available to the Debtor under law or under any agreement with the Lender; and (3) irrespective of any failure or delay by the Lender to perfect or keep perfected any lien or security interest in any collateral. This Guaranty Agreement is an independent obligation which is separately enforceable from the obligation of the Debtor.

E. All rights of the Lender are cumulative and not alternative to other rights. Suit may be brought against the undersigned or other parties liable, jointly and severally, and against any one or more of them, and against all or less than all, without impairing the rights of the Lender, its successors or assigns, against others of the undersigned. The Lender may settle with any one of the undersigned or any other party for such sum or sums as it may see fit and release such of the undersigned or other parties from all further liability to the Lender for such indebtedness without impairing the right of the Lender to demand and collect the balance of such indebtedness from others of the undersigned not so released.

F. The Lender may assigned this Agreement or any of its rights and powers under it, with all or any part of the indebtedness guaranteed, and may assign to any such assignee any of the security for the indebtedness. In the event of such assignment, the assignee shall have the same rights and remedies as if originally named in this Agreement in place of Lender, and the Lender shall thereafter be fully discharged form all responsibility with respect to any such indebtedness so assigned.

G. Unless expressly limited by specific writing as set forth in this Guaranty Agreement, it is understood to be unlimited in amount. If limited, it is understood the limit means a fixed amount of percentage of any indebtedness before application of the actual proceeds of the disposition of any security applied to any unguaranteed portion of the indebtedness.

          $1,000,000.00

Guaranty Agreement
Tulsat Corporation p/k/a
DRK Enterprises, Inc.
Page Three


H. Until the indebtedness of the Debtor have been paid in full, the undersigned agrees to provide to the Lender from time to time upon demand such financial statements, copies of tax returns, and other information as to the undersigned as the Lender may reasonably require.

I. Any deposits or other sums credited by or due from the Lender to the undersigned may be set off against any and all liabilities of the undersigned to the Lender arising under the terms of this Guaranty Agreement.
     The rights granted by this paragraph shall be in addition to the rights of the Lender under any statutory banker's lien or common law right of offset.

J. Until the obligations of the Debtor have been paid in full, the undersigned specifically waives all rights of subrogation to the rights of the Lender, any claim to any security or its value to which the Lender has recourse, and all rights of reimbursement or contribution from other parties, whether principals or sureties, accommodation or guarantors.

K.   The  undersigned may, only by written notice  given  to  and
     received  by  Lender,  withdraw  only  from  liability   for
     additional indebtedness of Debtor accepted by or incurred to Lender after the time of receipt of such notice by Lender. The liability and other agreements of the undersigned shall not be otherwise affected by shall continue until all
     indebtedness,  including   loan commitments,  existing at
     the time of the receipt of such notice, and renewals or extensions of indebtedness to which the undersigned consents, is fully paid. After any such revocation, Lender may exercise any rights granted in this Agreement without releasing the undersigned from liability.

L. Notwithstanding the provisions of any not or obligation to which this Guaranty Agreement applies, it is the intention of the parties, and it is here provided, that a Guarantor shall not be liable for interest charges in excess of the maximum amount permitted under the law applicable to this Guaranty Agreement.

M The undersigned specifically waives any right to setoff under 12 O.S. -S- 686, 150.S -S- 341, or any like statutes, and agree that the Lender may apply the actual proceeds from the disposition of any security first to any unguaranteed portion of the indebtedness. Any part to this Guaranty Agreement has right to waive trial by jury and waives all objections to venue in any action instituted by the Lender arising out of this Guaranty Agreement.

N. The undersigned waive, as of the date of this Guaranty Agreement, any claim, as that term is defined in the Federal Bankruptcy Code, which the undersigned might have or acquire against the Debtor arising from the existence or performance of the undersigned's obligations under this Guaranty Agreement, and to that extent that the undersigned is not a creditor of the Debtor. In addition to the waiver of the status of creditor, it is agreed that the indebtedness guaranteed under this Guaranty Agreement excludes all portions of the indebtedness paid by the Debtor during the period of time within one year prior to the filing of any bankruptcy, reorganization or insolvency proceedings by or against the Debtor. If any payment made by the Debtor to the Lender is determined to be avoidable under applicable state law or the Federal Bankruptcy Code, to that extent, if demanded by the Lender, this Guaranty Agreement is deemed to be reinstated to include the amount within the indebtedness under this Guaranty Agreement.

O. The undersigned, by signing below, acknowledge having read this Guaranty Agreement, having reviewed it to the extent desired with their legal counsel, and receiving a copy of it and also receiving an explanation of any questions. The undersigned also have read any cosigner notice provided by Lender. The undersigned understand that the undersigned may have to pay any indebtedness or obligation covered by this Guaranty Agreement in the event the Debtor fails or refuses to do so. The undersigned also represent that they are aware of the financial condition of Debtor and acknowledge a responsibility to maintain a

Guaranty Agreement
Tulsat Corporation p/k/a
DRK Enterprises, Inc.
Page Four

     close watch on that financial condition as long as this Guaranty Agreement is outstanding and that they are not relying on the Lender to provide information on the Debtor's financial condition, now or in the future.

P. This Guaranty Agreement and the obligations evidence in it are to be construed and governed by the laws of the state indicated in the address of Lender shown above.

Q. This Guaranty Agreement constitutes the entire agreement between the parties with respect to the obligations of the undersigned and the rights of the Lender under this Guaranty Agreement. This Guaranty Agreement cannot be amended except by an agreement in writing signed by both the
     undersigned and the Lender.   No condition  as  to the
     effectiveness or enforcement of this Guaranty Agreement exists
     except as stated in this Guaranty Agreement.   Regardless of
     any  other  provision  of  this Guaranty Agreement to the
     contrary, and  unless  otherwise specifically   released  or
     modified   by   this   Guaranty Agreement,  all  other
     obligations of the undersigned to Lender evidenced by a note, loan agreement, guaranty or other written agreement remain in force and effect.


     WITNESSES SIGNATURE(S)            GUARANTOR SIGNATURE(S)

                                       /S/ David E. Chymiak
                                       --------------------
                                       David E. Chymiak

June 30, 2000

Kenneth A. Chymiak, Vice President
Tulsat Corporation
1605 E. Iola
Broken Arrow, OK 74012

Re:   Seventh  Amendment  to  the Letter  Agreement  between  DRK
Enterprises, Inc. d/b/a Tulsat, which has changed its name to Tulsat Corporation, "Borrower" and Bank of Oklahoma, N. A. as
"Lender" dated June 30, 1997;

Dear Mr. Chymiak:

     This letter agreement shall constitute the seventh amendment to the amended and restated letter agreement dated June 30, 1997, as amended September 25, 1997, February 28, 1998, August 31, 1998, August 2, 1999, September 23, 1999, and January 11, 2000
(as amended, the "Agreement") by and between Bank of Oklahoma, N.A. ("Lender") and Tulsat Corporation, formerly DRK Enterprises, Inc., an Oklahoma corporation doing business as Tulsat ("Borrower").

      WHEREAS, the Borrower has previously entered into the Agreement setting forth, among other obligations, the obligation of the Borrower to repay the Lender the amount advanced by the Lender to the Borrower under a line of credit loan facility (the "Line Loan") in the amount of $6,000,000.00, which Line Loan is evidenced by a promissory note of the Borrower to the Lender in the same amount dated January 11, 2000, maturing on June 30, 2000, (the "Line Note"); and,

     WHEREAS, the Borrower has requested to renew and extend the obligations set forth in the Agreement by extending the Commitment Termination Date stated therein from June 30, 2000, until June 30, 2001, and ahs requested that the Lender modify the Borrowing Base so that the limitation relating to Borrower's ability to borrow based upon Borrower's Qualified Inventory is modified from the limitation that borrowings based upon Qualified Inventory shall not exceed 60% of the Borrowing Base to a limitation that borrowings based upon Qualified Inventory be limited such that they not exceed 60% of the Commitment.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. The preamble to the Agreement is hereby amended, in part, to read as follows:

     (B) a revolving line of credit ("Line") in the principal sum of $6,000,000.00 (the "Commitment") which the Borrower may borrow, repay and re-borrow from time to time, subject to the Borrowing Base limitation as set forth below, until the earlier of (i) June 30, 2001, or
     (ii) the date upon which Lender accelerates Borrower's obligation after an Event of Default, as defined below (the "Commitment Termination Date").

The remaining provisions of the preamble as set forth in the Fifth Amendment to the Agreement dated September 23, 1999, to continue unamended.

2. Paragraph 2.1 of the Agreement is amended to read as follows:

     2.1 Subject to the terms and conditions of this Agreement, the Lender agrees to lend Borrower such amounts up to the maximum of $6,000,000.00 as Borrower may from time to time request as evidenced by a promissory note, in the form Attached hereto Exhibit "A-2", maturing on June 30, 2001, (which, together with any extensions, renewals and changes in form thereof, is hereinafter referred to as the "Line Note", or collectively with the "Term Note" as the "Notes"), provided that the aggregate principal balance at any time outstanding under the Line Note shall not exceed the lesser of (i) the Commitment or (ii) the sum of the following:

          2.1.1      An amount equal to 80% of Qualified Accounts
          Receivable (as hereafter defined); plus

          2.1.2   An  amount equal to 30% of Qualified  Inventory
          (the "Qualified Inventory Borrowing Base Limitation");

     Further provided that at no time may the amount attributable to the Qualified Inventory Borrowing Base Limitation exceed sixty percent (60%) of the Commitment.

3. The Exhibit "1" attached hereto shall and does replace Exhibit
"A-2" of the Agreement.

4. Guarantors, by executing this amendment, acknowledge this amendment, confirm that they will receive a direct benefit from the renewal and extension of the existing credit to the Borrower and that such renewal and extension represents new consideration to the Guarantors in support of their respective guarantees, they further ratify and confirm such Guaranties.

5. All other terms and conditions of the Agreement, as well as all other documents executed in conjunction therewith, including but not limited to the Security Agreements, the Guaranty Agreements (as amended) and all other related agreements and documents shall remain in full force and effect.

     If the foregoing sets forth your agreement with the Lender, please indicate by signing in the spaces provided below.


Sincerely,

Bank of Oklahoma, N.A.


By: /S/ Robert D. Mattax
    ----------------------
    Robert D. Mattax, Senior Vice President

Agreed and accepted this _____ day of June, 2000.

"Borrower"

Tulsat Corporation, formerly DRK Enterprises, Inc., d/b/a Tulsat


By: /S/ Kenneth A. Chymiak
    ----------------------------------
    Kenneth A. Chymiak, Vice President


"Guarantors", who, by their execution hereof, demonstrate their acknowledgement and agreement with respect to this seventh amendment to the Agreement, adopt and ratify their respective guaranties, and acknowledge the receipt of new and additional consideration in support such guaranties.

/S/ Kenneth A. Chymiak                       /S/ Susan C. Chymiak
---------------------------------            ------------------------------
Kenneth A. Chymiak,  individually            Susan C. Chymiak, individually


/S/ Kenneth A. Chymiak                       /S/ Susan C. Chymiak
---------------------------------            ------------------------------
Kenneth A. Chymiak as Trustee of             Susan C. Chymiak as Trustee of
the  Kenneth A. Chymiak Revocable            the Susan C. Chymiak Revocable
Trust  dated  March 4, 1992                  Trust dated March 4, 1992


/S/ David E. Chymiak
--------------------
David E. Chymiak

ADDvantage Technologies Group, Inc.


By: /S/ Kenneth A. Chymiak,
    ------------------------------
    Kenneth A. Chymiak (President)

                            EXHIBIT 1
                         (the Line Note)

                         AMENDED PROMISSORY NOTE
                            Variable/Commercial

DEBTOR(S) NAME & ADDRESS    NOTE NUMBER   DATE OF      MATURITY     PRINCIPAL
                                0001        NOTE         DATE         AMOUNT
                                          1/11/2000   06/30/2000  $6,000,000.00
Tulsat Corporation
p/k/a DRK Enterprises,
Inc., dba Tulsat
1605 East Iola
Broken Arrow, OK 74102
                            CUSTOMER NUMBER  [ ] NEW LOAN           OFFICER
                            1845500          [X] RENEWAL OF LOAN    SPM
                                                 NUMBER 0001
                            [X]  FIXED INTEREST RATE OF:
                            [ ]  VARIABLE INTEREST RATE:

                                                                    SSN/TIN
                            COLLATERAL CATEGORIES                   NUMBER
                            Accounts, Inventory, Equipment          73-1251975
                            PAYMENT TERMS:                          PURPOSE
                            Accrued interest due and payable        Working
                            MONTHLY, beginning  7/31/2000           Capital
                            and MONTHLY thereafter, with
                            outstanding principal balance
                            plus unpaid accrued interest due
                            and payable on 06/30/2001


FOR VALUE RECEIVED, the undersigned Debtor(s), jointly and severally if more than one, agree to the terms of this Note and promise to pay to the order of Lender named below at its place of business as indicated herein or at such other place as may be designated in writing by holder, the Principal amount of this Note together with interest until maturity at the per annum interest rate or rates stated above. If the writing above indicates that the per annum interest rate is to vary with changes made from time to time in the base or prime rate of Lender or other financial institution, each change in the rate will become effective without notice to Debtor on the same day such base or prime rate is change, unless a different effective date is specified above. The base or prime rate set forth above is determined by the named Financial Institution in its sole discretion primarily on a basis of its cost of funds, is not necessarily the lowest or highest rate the named Financial Institution is charging its customer, and is not necessarily a published rate. In the event the named Financial Institution fixing  the  base  or  prime rate ceases to exist  or  ceases  to announce such a rate, lender may specify a new Financial Institution to fix such rate, in its sole discretion. Interest on this Note is calculated on the actual number of days elapsed on a basis of a 360 day year unless otherwise indicated herein. For purposes of computing such interest and determining the date principal and interest payments are received, all payments made under this Note will not be deemed to have been made until such payments are received in collected funds.

PAYMENTS NOT MADE WHEN DUE. Any principal and/or interest amount not paid when due shall bear interest at a rate six percent (6%) per annum greater than the per annum interest rate prevailing on this Note at the time the unpaid amount become due, but in no event at a rate less than fifteen percent (15%) per annum. In addition or in the alternative to the interest rate provided for in this paragraph lender may assess a charge of ten dollars ($10.00) times the number of days late to cover cost of past due notices and other expenses. In no event shall the interest rate and related charges either before or after maturity be greater than permitted by law.

ALL PARTIES PRINCIPALS. All parties liable for payment hereunder shall each be regarded as a principal and each party agrees that any party hereto with approval of holder and without notice to other parties may from time to time renew this Note or consent to one or more extensions or deferrals of Maturity Date for any term or terms, and all parties shall be liable in same manner as on original note. All parties liable for payment hereunder waive presentment, notice of dishonor and protest and consent to partial payments, substitutions or release of collateral and to addition or release of any party or guarantor.

ADVANCES AND PAYMENTS. It is agreed that the sum of all advances under this Note may exceed the Principal Amount as shown above, but the unpaid balance shall never exceed said Principal Amount. Advances and payments on Note shall be recorded on records of Lender and such records shall be prima facie evidence of such advances, payments and unpaid principal balance. Subsequent advances and the procedures described herein shall not be construed or interpreted as granting a continuing line of credit for Principal Amount. Lender reserves the right to apply any payment by Debtor, or for account of Debtor, toward this Note or any other obligation of Debtor to Lender.

Tulsat Corporation p/k/a DRK Enterprises, Inc., dba Tulsat, Line Note page 2 dated June 30, 2000.

COLLATERAL. This Note and all other obligations of Debtor to Lender, and all renewals or extensions thereof, are secured by all collateral securing this Note and by all other security interests heretofore or hereafter granted to Lender as more specifically described in Security Agreements and other securing documentation.

ACCELERATION.   At option of holder, the unpaid balance  of  this
Note and all other obligations of Debtor to holder, whether direct or indirect, absolute or contingent, now existing or hereafter arising, shall become immediately due and payable without notice or demand upon the occurrence or existence of any of the following events or conditions: (a) Any payment required by this Note or by any other note or obligation of Debtor to holder or to others is not made when due or the occurrence or existence of any event  which  results  in acceleration of  the  maturity of any obligation of Debtor to holder or to others under any promissory note, agreement or undertaking; (b) Debtor defaults in performance of any covenant, obligation, warranty or provision contained in any loan agreement or in the instrument or document securing or relating to this Note or any other note or obligation
of   Debtor   to   holder  or  to  others;  (c)   any   warranty,
representation,  financial  information  or  statement  made   or
furnished to Lender by or in behalf of Debtor proves to have been false in any material respect when made or furnished; (d) The making of any levy against or seizure, garnishment or attachment of any collateral; (e) Any time Lender in good faith determines prospect of payment of this Note is impaired; (f) when in the
judgment   of   Lender,   the   collateral,   if   any,   becomes
unsatisfactory or insufficient either in character or value and upon request, Debtor fails to provide additional collateral as required by Lender; (g) Loss, theft, substantial damage or destruction of collateral, if any; (h) Death, dissolution, change in senior management, or termination of existence of any Debtor, or (i) Appointment of a receiver over any part of the property of any Debtor, the assignment of property by any Debtor for the benefit of creditors, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against any party liable, directly or indirectly, hereunder.

WAIVERS. No waiver by holder of any payment or other right under this Note or any related agreement or documentation shall operate as a waiver of any other payment or right.

GOVERNING LAW. This Note and the obligations evidenced hereby are made, entered into, to be construed and governed by the laws of the state indicated in the address of Lender shown below. Debtor(s) consent to the jurisdiction and venue of any Court sitting in the State indicated in the address of Lender.

COLLECTION COSTS. All parties liable for payment hereunder agree to pay reasonable costs of collection, including an attorney's fee of a minimum of fifteen percent (15%) of all sums due upon default.

RIGHT OF OFFSET. Any indebtedness due from holder hereof to Debtor or any party hereto including, but without limitation, any deposits or credit balances due from holder, is pledged to secure payment of this Note and any other obligation to holder of Debtor or any party hereto, and may at any time while the whole or any part of such obligation remains unpaid, either before or after Maturity hereof, be appropriated, held or applied toward the payment of this Note or any other obligation to holder of Debtor or any part hereto.

PURPOSE. Debtor affirms that the proceeds of this Note are to be used for a business or agricultural purpose and not for personal, family or household purposes.

ENTIRE AGREEMENT. All parties acknowledge that this Note and related documents contain the complete and entire agreement between Debtor and Lender and no variation, modification, changes or amendments to this Note or related documents shall be binding unless in writing and signed by all parties. No legal relationship is created by the execution of this Note and related documents except that of debtor and creditor or as stated in writing.

LENDER NAME AND ADDRESS        DEBTOR(S) SIGNATURE(s)
                               Tulsat   Corporation  p/k/a   DRK
                               ENTERPRISES, INC.
                               dba Tulsat
Bank of Oklahoma, N.A.
Post Office Box 2300
Tulsa, Oklahoma 74192-3200

                               By:   /S/ David E. Chymiak
                                     ----------------------------------
                                     David E. Chymiak ( President )

November 3, 2000

Kenneth A. Chymiak, Vice President
Tulsat Corporation
1605 E. Iola
Broken Arrow, OK 74012

Re:   Eighth  Amendment  to  the  Letter  Agreement  between  DRK
Enterprises, Inc. d/b/a Tulsat, which has changed its name to Tulsat Corporation, "Borrower" and Bank of Oklahoma, N. A. as
"Lender" dated June 30, 1997;

Dear Mr. Chymiak:

     This letter agreement shall constitute the eighth amendment to the amended and restated letter agreement dated June 30, 1997, as amended September 25, 1997, February 28, 1998, August 31, 1998, August 2, 1999, September 23, 1999, January 11, 2000, and
June 30, 2000 (as amended, the "Agreement") by and between Bank of Oklahoma, N.A. ("Lender") and Tulsat Corporation, formerly DRK Enterprises, Inc., an Oklahoma corporation doing business as Tulsat ("Borrower").

      WHEREAS, the Borrower has previously entered into the Agreement setting forth, among other obligations, the obligation of the Borrower to repay the Lender the amount advanced by the Lender to the Borrower under a line of credit loan facility (the "Line Loan") in the amount of $6,000,000.00, which Line Loan is evidenced by a promissory note of the Borrower to the Lender in the same amount dated June 30, 2000, maturing on June 30, 2001, (the "Line Note") as well as a term loan facility (the "Term Loan"); and,

     WHEREAS,  the Borrower has requested that the Lender  modify the terms of the Agreement by:

     1. Providing for a new revolving credit facility in the amount of $2,000,000.00, ("Line 2") which Borrower may use to acquire assets (which assets, when acquired shall be made subject to appropriate pledge to secure Borrowers repayment of obligations to the Lender) to be evidenced by an additional promissory note in such amount (the "Line Note 2") maturing on June 30, 2001, which credit facility shall provide for interest and payments as set forth herein and in Line Note 2, and which Line 2 facility and all current or future credit facilities between the Lender and the Borrower shall be cross collateralized with collateral pledged as security for other obligations of the Borrower to the Lender and shall also be subject to cross default such that a default in any credit facility shall be deemed to be a default in all other facilities between the Lender and the Borrower;

     2. modifying the interest rate payable on all existing and future notes by decreasing the amount due by 75 basis points, as established by the Borrower's Funded Debt to EBITDA Ratio as further provided in the Agreement.

     3. releasing the guarantees of Kenneth A. Chymiak, both individually and as Trustee of the Kenneth A. Chymiak Revocable Trust dated March 4, 1992, Susan C. Chymiak, both individually and as Trustee of the Susan C. Chymiak Revocable Trust dated March 4, 1992 and David E. Chymiak of the obligations of the Borrower to the Lender;

     4. modifying the Borrowing Base so that there shall be no limitation of the Borrower's ability to borrow up to the Commitment based upon Borrower's Qualified Inventory, with the exception of the advance rate on inventory limitation;

     5.    modifying the advance rate on the Borrower's Qualified
     Inventory from 30% of Borrower's Qualified Inventory to 40% of Borrower's Qualified Inventory;

     6. removing the requirement that stockholder debt be subordinated to the debt owed to the Lender; and,

     7. modifying the Agreement to provide that the Borrower shall maintain a minimum net worth of no less than $14,000,000.00, and shall maintain a minimum net income, per year, of no less than $2,000,000.00 both according to GAAP as set forth in the Agreement;

all of which Lender has agreed to do.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. The preamble to the Agreement is hereby amended, in part, to read as follows:

     (B) a revolving line of credit ("Line 1") in the principal sum of $6,000,000.00 (the "Line 1 Commitment") which the Borrower may borrow, repay and re-borrow from time to time, subject to the Borrowing Base limitation as set forth below, until the earlier of (i) June 30, 2001, or (ii) the date upon which Lender accelerates Borrower's obligation after an Event of Default, as defined below (the "Commitment Termination Date").

     (C) a second revolving line of credit ("Line 2") in the principal sum of $2,000,000.00 (the "Line 2 Commitment") which the Borrower may borrow, repay and re-borrow from time to time until the earlier of (i) June 30, 2001, or (ii) the Commitment Termination Date.

     The rate of interest on Line 1 and Line 2 shall vary on an quarterly basis beginning on a date to be determined by the Lender and Borrower and thereafter with quarterly adjustment, and shall be based upon the Borrower's Funded Bank Debt to
     EBITDA Ratio which is defined as the ratio the numerator of which is the amount of principal plus accrued but unpaid interest outstanding on the both of the Line obligations plus the Term obligation of the Borrower under this Agreement plus any other outstanding amounts of principal and interest owed by the Borrower to any other financial institution (the "Borrower's Funded Bank Debt"), and the denominator of which
     is   the   Borrower's  earnings  before   interest,   taxes,
     depreciation, and amortization ("EBITDA") as demonstrated by the financial statement of the Borrower at the time of the determination of such ratio, the ratio being hereafter identified as "Funded Bank Debt to EBITDA Ratio".

     Where  the  Borrower's Funded Bank Debt to EBITDA  Ratio  is
     equal to or less than the ratio of 1.01 to 1, then the interest rate payable to Lender on the Line Notes (hereafter defined) for the next ensuing annual period shall be equal to the rate announced by The Chase Manhattan Bank, N.A., for the guidance of its lending officers as its prime lending rate for commercial loans as in effect from time to time at its principal office in New York, N.Y., which may not be the lowest rate of interest available to its customers ("The Chase Manhattan Bank Prime Rate of Interest") less 125 basis points. In the event The Chase Manhattan Bank, N.A. shall cease to exist or shall no longer publish a prime lending rate for commercial loans, Lender shall select another commercial bank, in its sole discretion, which shall be substituted for The Chase Manhattan Bank herein. The rate of interest shall not at any time exceed the maximum rate of interest permitted under the laws of the State of Oklahoma for loans of the type and character evidenced by the Line Notes.

     Where the Borrower's Funded Bank Debt to EBITDA is greater than the ratio of 1.01 to 1 but is less than or equal to the ratio of 1.51 to 1, then the interest rate payable to Lender on the Line Notes for the next ensuing annual period shall be equal to The Chase Manhattan Bank Prime Rate of Interest minus 100 basis points.

     Where the Borrower's Funded Bank Debt to EBITDA is greater than the ratio of 1.51 to 1 but is less than or equal to the ratio of 2.00 to 1, then the interest rate payable to Lender on the Line Notes for the next ensuing annual period shall be equal to The Chase Manhattan Bank Prime Rate of Interest minus 75 basis points.

     Where the Borrower's Funded Bank Debt to EBITDA is greater than or equal to the ratio of 2.00 to 1, then the interest rate payable to Lender on the Line Notes for the next ensuing annual period shall be equal to The Chase Manhattan Bank Prime Rate of Interest minus 50 basis points.

2. Paragraph 2.1 of the Agreement is amended to read as follows:

     2.1 Subject to the terms and conditions of this Agreement, the Lender agrees to lend Borrower such amounts up to the maximum of $6,000,000.00 as Borrower may from time to time request as evidenced by a promissory note in the form attached hereto as Exhibit
     "A-2", maturing on June 30, 2001, (which, together with any extensions, renewals and changes in form thereof, is hereinafter referred to as the "Line Note 1"); and agrees to lend Borrower such amounts up to the maximum of $2,000,000.00 as Borrower may from time to time request as evidenced by a promissory note in the form attached hereto Exhibit "A-3", maturing on June 30, 2001, (which, together with any extensions, renewals and changes in form thereof, is hereinafter referred to as the "Line Note 2"). Collectively Line Note 1 and Line Note 2 are referred to as the "Line Notes" and with the "Term Note" are hereafter referred to as the "Notes"), provided that the aggregate principal balance at any time outstanding under Line Note 1 shall not exceed the (i) the Line 1 Commitment or (ii) the sum of the following:

          2.1.1      An amount equal to 80% of Qualified Accounts
          Receivable (as hereafter defined); plus

          2.1.2 An amount equal to 40% of Qualified Inventory (the "Qualified Inventory Borrowing Base Limitation");

3.    The  Exhibit  "1" attached hereto shall  and  does  replace
Exhibit "A-2" of the Agreement; Exhibit "2" attached hereto shall be appended to the Agreement as a new exhibit designated as Exhibit "A-3".

4. References to the "Line Note" in paragraph 2.3 of the Agreement is hereby amended to "Line Notes" and further amended to reflect that the Line Notes constitute two (2) separate obligations. The last reference in said paragraph to the Line
Note is amended to reflect that such reference is to Line Note 1. The references to Line Note in the Agreement contained in paragraphs 3.2 and 6.1 are amended to refer instead to Line Notes, references in the Agreement to Note are hereby amended to Notes.

5. Paragraph 3.1 of the Agreement is amended to provide that the Borrower agrees to designate on any Request for Credit Extension submitted pursuant to the terms of such paragraph that in addition to the information otherwise contained on such Request, Borrower will designate whether the Request is for a credit extension under the Line 1 facility or the Line 2 facility.

6. All references to any requirement that the Borrower provide the Lender with guaranty agreements executed by Kenneth A.
Chymiak, both individually and as Trustee of the Kenneth A. Chymiak Revocable Trust dated March 4, 1992, Susan C. Chymiak, both individually and as Trustee of the Susan C. Chymiak Revocable Trust dated March 4, 1992, and David E. Chymiak are hereby struck and the Lender, by its execution of this Amendment, hereby releases Kenneth A. Chymiak, both individually and as Trustee of the Kenneth A. Chymiak Revocable Trust dated March 4,
1992, Susan C. Chymiak, both individually and as Trustee of the Susan C. Chymiak Revocable Trust dated March 4, 1992, and David E. Chymiak from their respective obligations as guarantors of the debts of the Borrower as evidenced by the Guaranty Agreements previously executed by such parties in conjunction with the Agreement.

7. Paragraph 7.6 of the Agreement is hereby stricken and in its palace the following paragraph shall be inserted:

     7.6 Borrower will at all times hereafter maintain a minimum net worth (after deduction of the outstanding principal balance of all loans to shareholders) of $14,000,000.00. Net worth shall be determined in accordance with generally accepted principals consistently applied ("GAAP"), less notes receivable from shareholders; the Borrower further agrees to maintain a minimum annual net income in an amount greater than $2,000,000.00 measured in accordance with GAAP.

8. Paragraph 7.19 of the Agreement which requires subordination of shareholder debt in the event Borrower's indebtedness under the terms of the Agreement exceeds $2,500,000.00, is deleted in its entirety.

9. All other terms and conditions of the Agreement, as well as all other documents executed in conjunction therewith, including but not limited to the Security Agreements, the Guaranty Agreements (as amended) and all other related agreements and documents shall remain in full force and effect.

     If the foregoing sets forth your agreement with the Lender, please indicate by signing in the spaces provided below.


Sincerely,

Bank of Oklahoma, N.A.


By:   /S/Scott Mabrey
      --------------------------------------
      Scott Mabrey, Assistant Vice President

Agreed and accepted this _____ day of November, 2000.


"Borrower"

Tulsat Corporation, formerly DRK Enterprises, Inc., d/b/a Tulsat


By:   /S/ Kenneth A. Chymiak
      ----------------------------------
      Kenneth A. Chymiak, Vice President

"Guarantor", by its execution hereof demonstrates its acknowledgement and agreement with respect to this eighth amendment to the Agreement, adopt and ratify its guaranty, and acknowledge the receipt of additional consideration in support of the amendment to existing guaranty of the indebtedness of the Borrower.



ADDvantage Technologies Group, Inc.


By:   /S/ Kenneth A. Chymiak,
      -------------------------------
      Kenneth A. Chymiak (President)

                         AMENDED PROMISSORY NOTE
                            Variable/Commercial

DEBTOR(S) NAME & ADDRESS    NOTE NUMBER   DATE OF      MATURITY     PRINCIPAL
                                0001        NOTE         DATE         AMOUNT
                                         11/03/2000   06/30/2001  $6,000,000.00
Tulsat Corporation
p/k/a DRK Enterprises,
Inc., dba Tulsat
1605 East Iola
Broken Arrow, OK 74102
                            CUSTOMER NUMBER  [ ] NEW LOAN           OFFICER
                            1845500          [X] RENEWAL OF LOAN    SPM
                                                 NUMBER 0001
                            [ ]  FIXED INTEREST RATE OF:
                            [X]  VARIABLE INTEREST RATE: based upon Debtor's
                            Funded bank Debt to EBITDA ratio as set forth below.
                            The initial rate of interest due hereon shall be
                            8.25%.
                                                                    SSN/TIN
                            COLLATERAL CATEGORIES                   NUMBER
                            Accounts, Inventory, Equipment          73-1251975
                            PAYMENT TERMS:                          PURPOSE
                            Accrued interest due and payable        Working
                            MONTHLY, beginning 11/30/2000           Capital
                            and MONTHLY thereafter, with
                            outstanding principal balance
                            plus unpaid accrued interest due
                            and payable on 06/30/2001


FOR VALUE RECEIVED, the undersigned Debtor(s), jointly and severally if more than one, agree to the terms of this Note and promise to pay to the order of Lender named below at its place of business as indicated herein or at such other place as may be designated in writing by holder, the Principal amount of this Note together with interest until maturity at the per annum interest rate or rates stated above. If the writing above indicates that the per annum interest rate is to vary with changes made from time to time in the base or prime rate of Lender or other financial institution, each change in the rate will become effective without notice to Debtor on the same day such base or prime rate is change, unless a different effective date is specified above. The base or prime rate set forth above is determined by the named Financial Institution in its sole discretion primarily on a basis of its cost of funds, is not necessarily the lowest or highest rate the named Financial Institution is charging its customer, and is not necessarily a published rate. In the event the named Financial Institution fixing  the  base  or  prime rate ceases to exist  or  ceases  to announce such a rate, lender may specify a new Financial Institution to fix such rate, in its sole discretion. Interest on this Note is calculated on the actual number of days elapsed on a basis of a 360 day year unless otherwise indicated herein. For purposes of computing such interest and determining the date principal and interest payments are received, all payments made under this Note will not be deemed to have been made until such payments are received in collected funds.

INTEREST DUE. The rate of interest on this Note shall vary on an quarterly basis beginning on a date to be determined by the Lender and Borrower and thereafter, quarterly, and shall be based upon the Borrower's Funded Bank Debt to EBITDA Ratio which is defined as the ratio the numerator of which is the amount of principal plus accrued but unpaid interest outstanding on the Line and Term obligations of the Borrower under this Agreement plus any other outstanding amounts of principal and interest owed by the Borrower to any other financial institution (the "Borrower's Funded Bank Debt"), and the denominator of which is the Borrower's earnings before interest, taxes, depreciation, and amortization ("EBITDA") as demonstrated by the financial statement of the Borrower at the time of the determination of such ratio, the ratio being hereafter identified as "Funded Bank Debt to EBITDA Ratio".

Where the Borrower's Funded Bank Debt to EBITDA Ratio is equal to or less than the ratio of 1.01 to 1, then the interest rate payable to Lender on this Note (hereafter defined) for the next ensuing annual period shall be equal to the rate announced by The Chase Manhattan Bank, N.A., for the guidance of its lending officers as its prime lending rate for commercial loans as in effect from time to time at its principal office in New York, N.Y., which may not be the lowest rate of interest available to its customers ("The Chase Manhattan Bank Prime Rate of Interest") less 125 basis points. In the event The Chase Manhattan Bank,
N.A. shall cease to exist or shall no longer publish a prime lending rate for commercial loans, Lender shall select another commercial bank, in its sole discretion, which shall be substituted for The Chase Manhattan Bank herein. The rate of interest shall not at any time exceed the maximum rate of interest permitted under the laws of the State of Oklahoma for loans of the type and character evidenced by this Note.

Where the Borrower's Funded Bank Debt to EBITDA is greater than the ratio of 1.01 to 1 but is less than or equal to the ratio of
1.51 to 1, then the interest rate payable to Lender on this Note for the next ensuing annual period shall be equal to The Chase Manhattan Bank Prime Rate of Interest minus 100 basis points.

Where the Borrower's Funded Bank Debt to EBITDA is greater than or equal to the ratio of 1.51 to 1 but is less than or equal to the ratio of 2.00 to 1, then the interest rate payable to Lender on this Note for the next ensuing annual period shall be equal to The Chase Manhattan Bank Prime Rate of Interest minus 75 basis points.

Where the Borrower's Funded Bank Debt to EBITDA is greater than or equal to the ratio of 2.00 to 1, then the interest rate payable to Lender on this Note for the next ensuing annual period shall be equal to The Chase Manhattan Bank Prime Rate of Interest minus 50 basis points.

Debtor agrees that the Lender may affix to this Note a schedule of the applicable interest rate calculated according to the manner set forth above, which schedule shall be prima facie evidence of the of applicable interest rate payable on this Note for any period or periods for which there is any principal or accrued but unpaid interest outstanding.

PAYMENTS NOT MADE WHEN DUE. Any principal and/or interest amount not paid when due shall bear interest at a rate six percent (6%) per annum greater than the per annum interest rate prevailing on this Note at the time the unpaid amount become due, but in no event at a rate less than fifteen percent (15%) per annum. In addition or in the alternative to the interest rate provided for in this paragraph lender may assess a charge of ten dollars ($10.00) times the number of days late to cover cost of past due notices and other expenses. In no event shall the interest rate and related charges either before or after maturity be greater than permitted by law.

ALL PARTIES PRINCIPALS. All parties liable for payment hereunder shall each be regarded as a principal and each party agrees that any party hereto with approval of holder and without notice to other parties may from time to time renew this Note or consent to one or more extensions or deferrals of Maturity Date for any term or terms, and all parties shall be liable in same manner as on original note. All parties liable for payment hereunder waive presentment, notice of dishonor and protest and consent to partial payments, substitutions or release of collateral and to addition or release of any party or guarantor.

ADVANCES AND PAYMENTS. It is agreed that the sum of all advances under this Note may exceed the Principal Amount as shown above, but the unpaid balance shall never exceed said Principal Amount. Advances and payments on Note shall be recorded on records of Lender and such records shall be prima facie evidence of such advances, payments and unpaid principal balance. Subsequent advances and the procedures described herein shall not be construed or interpreted as granting a continuing line of credit for Principal Amount. Lender reserves the right to apply any payment by Debtor, or for account of Debtor, toward this Note or any other obligation of Debtor to Lender.

COLLATERAL. This Note and all other obligations of Debtor to Lender, and all renewals or extensions thereof, are secured by all collateral securing this Note and by all other security interests heretofore or hereafter granted to Lender as more specifically described in Security Agreements and other securing documentation.

ACCELERATION.   At option of holder, the unpaid balance  of  this
Note and all other obligations of Debtor to holder, whether direct or indirect, absolute or contingent, now existing or hereafter arising, shall become immediately due and payable without notice or demand upon the occurrence or existence of any of the following events or conditions: (a) Any payment required by this Note or by any other note or obligation of Debtor to holder or to others is not made when due or the occurrence or existence of any event  which  results  in acceleration of  the  maturity of any obligation of Debtor to holder or to others under any promissory note, agreement or undertaking; (b) Debtor defaults in performance of any covenant, obligation, warranty or provision contained in any loan agreement or in the instrument or document securing or relating to this Note or any other note or obligation
of   Debtor   to   holder  or  to  others;  (c)   any   warranty,
representation,  financial  information  or  statement  made   or
furnished to Lender by or in behalf of Debtor proves to have been false in any material respect when made or furnished; (d) The making of any levy against or seizure, garnishment or attachment of any collateral; (e) Any time Lender in good faith determines prospect of payment of this Note is impaired; (f) when in the
judgment   of   Lender,   the   collateral,   if   any,   becomes
unsatisfactory or insufficient either in character or value and upon request, Debtor fails to provide additional collateral as required by Lender; (g) Loss, theft, substantial damage or destruction of collateral, if any; (h) Death, dissolution, change in senior management, or termination of existence of any Debtor, or (i) Appointment of a receiver over any part of the property of any Debtor, the assignment of property by any Debtor for the benefit of creditors, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against any party liable, directly or indirectly, hereunder.

WAIVERS. No waiver by holder of any payment or other right under this Note or any related agreement or documentation shall operate as a waiver of any other payment or right.

GOVERNING LAW. This Note and the obligations evidenced hereby are made, entered into, to be construed and governed by the laws of the state indicated in the address of Lender shown below. Debtor(s) consent to the jurisdiction and venue of any Court sitting in the State indicated in the address of Lender.

COLLECTION COSTS. All parties liable for payment hereunder agree to pay reasonable costs of collection, including an attorney's fee of a minimum of fifteen percent (15%) of all sums due upon default.

RIGHT OF OFFSET. Any indebtedness due from holder hereof to Debtor or any party hereto including, but without limitation, any deposits or credit balances due from holder, is pledged to secure payment of this Note and any other obligation to holder of Debtor or any party hereto, and may at any time while the whole or any part of such obligation remains unpaid, either before or after Maturity hereof, be appropriated, held or applied toward the payment of this Note or any other obligation to holder of Debtor or any part hereto.

PURPOSE. Debtor affirms that the proceeds of this Note are to be used for a business or agricultural purpose and not for personal, family or household purposes.

ENTIRE AGREEMENT. All parties acknowledge that this Note and related documents contain the complete and entire agreement between Debtor and Lender and no variation, modification, changes or amendments to this Note or related documents shall be binding unless in writing and signed by all parties. No legal relationship is created by the execution of this Note and related documents except that of debtor and creditor or as stated in writing.

LENDER NAME AND ADDRESS        DEBTOR(S) SIGNATURE(S)
                               Tulsat   Corporation  p/k/a  DRK
                               ENTERPRISES, INC. dba Tulsat

Bank of Oklahoma, N.A.
Post Office Box 2300
Tulsa, Oklahoma 74192-3200

                               By:   /S/ Kenneth A. Chymiak, (Vice President)
                               ----------------------------------------------

                            EXHIBIT 2
                          (Line Note 2)
                         PROMISSORY NOTE

DEBTOR(S) NAME & ADDRESS    NOTE NUMBER   DATE OF      MATURITY     PRINCIPAL
                                0002        NOTE         DATE         AMOUNT
                                         11/03/2000   06/30/2001  $2,000,000.00
Tulsat Corporation
p/k/a DRK Enterprises,
Inc., dba Tulsat
1605 East Iola
Broken Arrow, OK 74102
                            CUSTOMER NUMBER  NEW LOAN             OFFICER
                            1845500                                 SPM
                            [ ]  FIXED INTEREST RATE OF:
                            [X]  VARIABLE INTEREST RATE: based upon Debtor's
                            Funded bank Debt to EBITDA ratio as set forth below.
                            The initial rate of interest due hereon shall be
                            8.25%.
                                                                    SSN/TIN
                            COLLATERAL CATEGORIES                   NUMBER
                            Accounts, Inventory, Equipment          73-1251975
                            PAYMENT TERMS:                          PURPOSE
                            Accrued interest due and payable        Working
                            MONTHLY, beginning 11/30/2000           Capital
                            and MONTHLY thereafter, with
                            outstanding principal balance
                            plus unpaid accrued interest due
                            and payable on 06/30/2001



FOR VALUE RECEIVED, the undersigned Debtor(s), jointly and severally if more than one, agree to the terms of this Note and promise to pay to the order of Lender named below at its place of business as indicated herein or at such other place as may be designated in writing by holder, the Principal amount of this Note together with interest until maturity at the per annum interest rate or rates stated above. If the writing above indicates that the per annum interest rate is to vary with changes made from time to time in the base or prime rate of Lender or other financial institution, each change in the rate will become effective without notice to Debtor on the same day such base or prime rate is change, unless a different effective date is specified above. The base or prime rate set forth above is determined by the named Financial Institution in its sole discretion primarily on a basis of its cost of funds, is not necessarily the lowest or highest rate the named Financial Institution is charging its customer, and is not necessarily a published rate. In the event the named Financial Institution fixing  the  base  or  prime rate ceases to exist  or  ceases  to announce such a rate, lender may specify a new Financial Institution to fix such rate, in its sole discretion. Interest on this Note is calculated on the actual number of days elapsed on a basis of a 360 day year unless otherwise indicated herein. For purposes of computing such interest and determining the date principal and interest payments are received, all payments made under this Note will not be deemed to have been made until such payments are received in collected funds.

INTEREST DUE. The rate of interest on this Note shall vary on an quarterly basis beginning on a date to be determined by the Lender and Borrower and thereafter, quarterly, and shall be based upon the Borrower's Funded Bank Debt to EBITDA Ratio which is defined as the ratio the numerator of which is the amount of principal plus accrued but unpaid interest outstanding on the Line and Term obligations of the Borrower under this Agreement plus any other outstanding amounts of principal and interest owed by the Borrower to any other financial institution (the "Borrower's Funded Bank Debt"), and the denominator of which is the Borrower's earnings before interest, taxes, depreciation, and amortization ("EBITDA") as demonstrated by the financial statement of the Borrower at the time of the determination of such ratio, the ratio being hereafter identified as "Funded Bank Debt to EBITDA Ratio".

Where the Borrower's Funded Bank Debt to EBITDA Ratio is equal to or less than the ratio of 1.01 to 1, then the interest rate payable to Lender on this Note (hereafter defined) for the next ensuing annual period shall be equal to the rate announced by The Chase Manhattan Bank, N.A., for the guidance of its lending officers as its prime lending rate for commercial loans as in effect from time to time at its principal office in New York, N.Y., which may not be the lowest rate of interest available to its customers ("The Chase Manhattan Bank Prime Rate of Interest") less 125 basis points. In the event The Chase Manhattan Bank,
N.A. shall cease to exist or shall no longer publish a prime lending rate for commercial loans, Lender shall select another commercial bank, in its sole discretion, which shall be substituted for The Chase Manhattan Bank herein. The rate of interest shall not at any time exceed the maximum rate of interest permitted under the laws of the State of Oklahoma for loans of the type and character evidenced by this Note.

Where the Borrower's Funded Bank Debt to EBITDA is greater than the ratio of 1.01 to 1 but is less than or equal to the ratio of
1.51 to 1, then the interest rate payable to Lender on this Note for the next ensuing annual period shall be equal to The Chase Manhattan Bank Prime Rate of Interest minus 100 basis points.

Where the Borrower's Funded Bank Debt to EBITDA is greater than or equal to the ratio of 1.51 to 1 but is less than or equal to the ratio of 2.00 to 1, then the interest rate payable to Lender on this Note for the next ensuing annual period shall be equal to The Chase Manhattan Bank Prime Rate of Interest minus 75 basis points.

Where the Borrower's Funded Bank Debt to EBITDA is greater than or equal to the ratio of 2.00 to 1, then the interest rate payable to Lender on this Note for the next ensuing annual period shall be equal to The Chase Manhattan Bank Prime Rate of Interest minus 50 basis points.

Debtor agrees that the Lender may affix to this Note a schedule of the applicable interest rate calculated according to the manner set forth above, which schedule shall be prima facie evidence of the of applicable interest rate payable on this Note for any period or periods for which there is any principal or accrued but unpaid interest outstanding.

PAYMENTS NOT MADE WHEN DUE. Any principal and/or interest amount not paid when due shall bear interest at a rate six percent (6%) per annum greater than the per annum interest rate prevailing on this Note at the time the unpaid amount become due, but in no event at a rate less than fifteen percent (15%) per annum. In addition or in the alternative to the interest rate provided for in this paragraph lender may assess a charge of ten dollars ($10.00) times the number of days late to cover cost of past due notices and other expenses. In no event shall the interest rate and related charges either before or after maturity be greater than permitted by law.

ALL PARTIES PRINCIPALS. All parties liable for payment hereunder shall each be regarded as a principal and each party agrees that any party hereto with approval of holder and without notice to other parties may from time to time renew this Note or consent to one or more extensions or deferrals of Maturity Date for any term or terms, and all parties shall be liable in same manner as on original note. All parties liable for payment hereunder waive presentment, notice of dishonor and protest and consent to partial payments, substitutions or release of collateral and to addition or release of any party or guarantor.

ADVANCES AND PAYMENTS. It is agreed that the sum of all advances under this Note may exceed the Principal Amount as shown above, but the unpaid balance shall never exceed said Principal Amount. Advances and payments on Note shall be recorded on records of Lender and such records shall be prima facie evidence of such advances, payments and unpaid principal balance. Subsequent advances and the procedures described herein shall not be construed or interpreted as granting a continuing line of credit for Principal Amount. Lender reserves the right to apply any payment by Debtor, or for account of Debtor, toward this Note or any other obligation of Debtor to Lender.

COLLATERAL. This Note and all other obligations of Debtor to Lender, and all renewals or extensions thereof, are secured by all collateral securing this Note and by all other security interests heretofore or hereafter granted to Lender as more specifically described in Security Agreements and other securing documentation.

ACCELERATION.   At option of holder, the unpaid balance  of  this
Note and all other obligations of Debtor to holder, whether direct or indirect, absolute or contingent, now existing or hereafter arising, shall become immediately due and payable without notice or demand upon the occurrence or existence of any of the following events or conditions: (a) Any payment required by this Note or by any other note or obligation of Debtor to holder or to others is not made when due or the occurrence or existence of any event which results in acceleration of the maturity of any obligation of Debtor to holder or to others
under any promissory note, agreement   or  undertaking;  (b) Debtor
defaults in performance  of any covenant, obligation, warranty or provision contained in any loan agreement or in the instrument or document securing or relating to this Note or any other note or
obligation of Debtor to holder or to others; (c)  any   warranty,
representation,  financial  information  or  statement  made   or
furnished to Lender by or in behalf of Debtor proves to have been false in any material respect when made or furnished; (d) The making of any levy against or seizure, garnishment or attachment of any collateral; (e) Any time Lender in good faith determines prospect of payment of this Note is impaired; (f) when in the
judgment   of   Lender,   the   collateral,   if   any,   becomes
unsatisfactory or insufficient either in character or value and upon request, Debtor fails to provide additional collateral as required by Lender; (g) Loss, theft, substantial damage or destruction of collateral, if any; (h) Death, dissolution, change in senior management, or termination of existence of any Debtor, or (i) Appointment of a receiver over any part of the property of any Debtor, the assignment of property by any Debtor for the benefit of creditors, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against any party liable, directly or indirectly, hereunder.

WAIVERS. No waiver by holder of any payment or other right under this Note or any related agreement or documentation shall operate as a waiver of any other payment or right.

GOVERNING LAW. This Note and the obligations evidenced hereby are made, entered into, to be construed and governed by the laws of the state indicated in the address of Lender shown below. Debtor(s) consent to the jurisdiction and venue of any Court sitting in the State indicated in the address of Lender.

COLLECTION COSTS. All parties liable for payment hereunder agree to pay reasonable costs of collection, including an attorney's fee of a minimum of fifteen percent (15%) of all sums due upon default.

RIGHT OF OFFSET. Any indebtedness due from holder hereof to Debtor or any party hereto including, but without limitation, any deposits or credit balances due from holder, is pledged to secure payment of this Note and any other obligation to holder of Debtor or any party hereto, and may at any time while the whole or any part of such obligation remains unpaid, either before or after Maturity hereof, be appropriated, held or applied toward the payment of this Note or any other obligation to holder of Debtor or any part hereto.

PURPOSE. Debtor affirms that the proceeds of this Note are to be used for a business or agricultural purpose and not for personal, family or household purposes.

ENTIRE AGREEMENT. All parties acknowledge that this Note and related documents contain the complete and entire agreement between Debtor and Lender and no variation, modification, changes or amendments to this Note or related documents shall be binding unless in writing and signed by all parties. No legal relationship is created by the execution of this Note and related documents except that of debtor and creditor or as stated in writing.

LENDER NAME AND ADDRESS        DEBTOR(S) SIGNATURE(S)
                               Tulsat   Corporation  p/k/a  DRK
                               ENTERPRISES, INC. dba Tulsat

Bank of Oklahoma, N.A.
Post Office Box 2300
Tulsa, Oklahoma 74192-3200


                               By:  /S/ Kenneth A. Chymiak, (Vice President)
                                   -----------------------------------------